SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to § 240.14a-12

SUNESIS PHARMACEUTICALS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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SUNESIS PHARMACEUTICALS, INC.

395 Oyster Point Boulevard, Suite 400

South San Francisco, CA 94080

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On June 6, 2018

To the Stockholders of Sunesis Pharmaceuticals, Inc.:

The 2018 annual meeting of stockholders (the “2018 Annual Meeting”) of Sunesis Pharmaceuticals, Inc. will be held on Wednesday, June 6, 2018 at 11:00 a.m., local time, at our headquarters located at 395 Oyster Point Boulevard, Suite 400, South San Francisco, California, 94080 for the following purposes:

1.	To elect two directors nominated by the board of directors to serve until the 2021 annual meeting of stockholders, as described in this proxy statement.
2.	To approve, on an advisory basis, the compensation of the Sunesis named executive officers, as disclosed in this proxy statement.
3.

To ratify the filing and effectiveness of the certificate of amendment to our amended and restated certificate of incorporation filed with the Secretary of State of the State of Delaware on September 7, 2016 (the “Certificate of Amendment”) and the one for six reverse stock split of our common stock (the “2016 Reverse Stock Split”) that was effected thereby (the “Amendment Ratification”).

4.	To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of Sunesis for the year ending December 31, 2018.
5.	To transact any other business that may properly come before the 2018 Annual Meeting or any adjournment or postponement thereof, by or at the direction of the Board of Directors.

These items of business are more fully described in this proxy statement. The record date for the 2018 Annual Meeting is April 10, 2018.

As described in the proxy statement accompanying this notice, because there may be uncertainty regarding the validity or effectiveness of the Certificate of Amendment and the 2016 Reverse Stock Split, the Board of Directors is submitting the Amendment Ratification to our stockholders to eliminate such uncertainty.  The Amendment Ratification is being submitted to stockholders pursuant to Section 204 of the Delaware General Corporation Law, or the DGCL, and Delaware common law.  Under Section 204 of the DGCL, stockholders of record as of September 7, 2016 (including holders of our non-voting preferred stock), other than holders whose identities or addresses cannot be determined from our records, as well as holders of record of our non-voting preferred stock as of the record date for the 2018 Annual Meeting, are being given notice of the 2018 Annual Meeting, but are not entitled to attend the 2018 Annual Meeting or vote on any matter presented at the 2018 Annual Meeting unless they were also holders of our common stock as of April 10, 2018, the record date for the 2018 Annual Meeting.

As discussed in the proxy statement accompanying this notice, in the Amendment Ratification, the stockholders are being asked to vote upon the ratification of the Certificate of Amendment and the 2016 Reverse Stock Split (in which on September 7, 2016, each six outstanding shares of common stock were combined into one share of common stock, resulting in the combination of all previously outstanding shares of our common stock into a total of 14,502,346 shares of common stock).  As noted above and as further described in the proxy statement, there may be uncertainty with respect to the validity or effectiveness of those acts.  Specifically, certain shares of common stock held through brokers/nominees and with respect to which the beneficial owner had not provided the broker/nominee with voting instructions, were voted by the broker/nominee in favor of the approval of Certificate of Amendment and the 2016 Reverse Stock Split in accordance with the rules of the New York Stock Exchange (“NYSE”). Certain statements made in our definitive proxy statement for our 2016 Annual Meeting of Stockholders were inconsistent with this.  Our Board of Directors has approved the ratification of the Certificate of Amendment and the 2016 Reverse Stock Split pursuant to Section 204 of the DGCL.

This notice and the attached proxy statement constitutes the notice required to be given to our stockholders under Section 204 of the DGCL in connection with the Amendment Ratification, including to our stockholders as of September 7, 2016. Under Sections 204 and 205 of the DGCL, when a matter is submitted for ratification at a stockholder meeting, any claim that a defective corporate act ratified under Section 204 is void or voidable due to the failure of authorization, or that the Delaware Court of Chancery should declare in its discretion that a ratification in accordance with Section 204 of the DGCL not be effective or be effective only on certain conditions, must be brought within 120 days from the validation effective time. Accordingly, if the Amendment Ratification is approved at the 2018 Annual Meeting, any claim that the filing and effectiveness of the Certificate of Amendment and the 2016 Reverse Stock Split are void or voidable due to the failure to receive the requisite stockholder approval at our 2016 Annual Meeting of Stockholders, or that the Delaware Court of Chancery should declare, in its discretion, that the Amendment Ratification not be effective or be effective only on certain conditions, must be brought within 120 days from the time at which a certificate of validation filed in respect of the Amendment Ratification becomes effective under the DGCL (which will be the validation effective time with respect to the Amendment Ratification).

Important notice regarding the availability of proxy materials for the annual meeting of stockholders to be held on June 6, 2018 at 11:00 a.m., local time, at 395 Oyster Point Boulevard, Suite 400, South San Francisco, California 94080.  This proxy statement and our annual report for the fiscal year ended December 31, 2017, including consolidated financial statements, are available to you at:  www.proxyvote.com.

Please see the map at www.sunesis.com/site/contact_us.php for directions to our headquarters. We look forward to seeing you at the annual meeting.

By Order of the board of directors,

Dayton Misfeldt

Interim Chief Executive Officer

South San Francisco, California

April -----, 2018

You are cordially invited to attend the annual meeting in person. Whether or not you expect to attend the annual meeting, please vote as promptly as possible to ensure your representation at the meeting. You may vote your shares over the telephone or the Internet as instructed in these materials. If you received a proxy card or voting instruction card by mail, you may submit your proxy card or voting instruction card by completing, signing, dating and mailing your proxy card or voting instruction card in the envelope provided. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

This proxy statement, including the preceding paragraph, contains “forward-looking statements” (as defined in the Private Securities Litigation Reform Act of 1995). These statements are based on our current expectations and involve risks and uncertainties, which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding actions to be taken by us. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements contained in this proxy statement should be considered in light of the many uncertainties that affect our business and specifically those factors discussed from time to time in our public reports filed with the SEC, such as those discussed under the heading, “Risk Factors,” in our most recent annual report on Form 10-K, and as may be updated in subsequent SEC filings.

SUNESIS PHARMACEUTICALS, INC.

395 Oyster Point Boulevard, Suite 400

South San Francisco, CA 94080

PROXY STATEMENT FOR THE 2018 ANNUAL MEETING OF STOCKHOLDERS

JUNE 6, 2018

INFORMATION CONCERNING SOLICITATION AND VOTING

General

We are furnishing these proxy materials to our stockholders in connection with the solicitation of proxies by the board of directors of Sunesis Pharmaceuticals, Inc., which we sometimes refer to herein as Sunesis or we, for our 2018 annual meeting of stockholders, or the Annual Meeting, to be held on June 6, 2018, and any adjournment, continuation or postponement thereof, for the purposes set forth in the attached Notice of Annual Meeting of Stockholders. Our principal executive office is located at 395 Oyster Point Boulevard, Suite 400, South San Francisco, California 94080.

These proxy materials, including a copy of our Annual Report on Form 10-K for the year ended December 31, 2017, this proxy statement and the Notice of Internet Availability of Proxy Materials, are first being distributed and made available to stockholders on or about April 25, 2018. This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the Annual Meeting. Please read it carefully.

Pursuant to rules adopted by the U.S. Securities and Exchange Commission, or the SEC, we have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials, or the Notice, to our stockholders of record. If your shares are held in an account at a brokerage firm, bank, dealer or other similar organization, the Notice or voting instructions are being forwarded to you by that organization. The Notice is not a voting form; however, the Notice provides instructions on how to vote by Internet, by telephone, or by requesting and returning a paper proxy card or by voting in person at the Annual Meeting. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. We are providing stockholders who have previously requested to receive paper copies of our proxy materials with paper copies of our proxy materials. We intend to mail the Notice and the full sets of proxy materials to the stockholders as described above on or about April 25, 2018. We may (but are not required to) send you a proxy card, along with a second Notice, on or after May 5, 2018.

The Notice will also provide instructions on how you can elect to receive future proxy materials electronically or in printed form by mail. If you choose to receive future proxy materials electronically, you will receive an email next year with instructions containing a link to the proxy materials and a link to the proxy voting site. Your election to receive proxy materials electronically or in printed form by mail will remain in effect until you terminate such election. Choosing to receive future proxy materials electronically will allow us to provide you with the information you need in a timelier manner, will save us the cost of printing and mailing documents to you and will conserve natural resources.

If you receive more than one Notice or set of proxy materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions in the Notice or proxy materials to ensure that all of your shares are voted.

Solicitation

The expenses of preparing, printing and distributing the materials used in the solicitation of proxies on behalf of the board of directors will be borne by us. In addition to the solicitation of proxies by use of the mail, we may utilize the services of certain of our officers and employees (who will receive no compensation in addition to their regular salaries) to solicit proxies personally and by mail, telephone and electronic means from brokerage houses and other stockholders. We have retained Broadridge Investor Communication Services, or Broadridge, to aid in the distribution of proxies and the provision of telephone and Internet voting services, which will be paid for by us. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Voting Rights

Our common stock is the only type of security entitled to vote at the Annual Meeting. Only stockholders of record at the close of business on April 10, 2018, are entitled to vote on, each of the matters to be voted upon at the Annual Meeting. On each matter to be voted upon, you have one vote for each share of common stock you owned as of April 10, 2018. There are no statutory or contractual rights of appraisal or similar remedies available to those stockholders who dissent from any matter to be acted on at the Annual Meeting. Cumulative voting is not available.

If on April 10, 2018, your shares were registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy as instructed below to ensure your vote is counted.  As a stockholder of record, if you do not vote, your vote will not be counted.

If on April 10, 2018, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice or voting instructions are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent.

In connection with the Amendment Ratification, stockholders of record as of September 7, 2016 (including holders of our non-voting preferred stock), other than holders whose identities or addresses cannot be determined from our records, as well as holders of our non-voting preferred stock as of the record date for the 2018 Annual Meeting, are receiving notice of the 2018 Annual Meeting under Section 204 of the DGCL. However, persons who were stockholders as of September 7, 2016, and any holders of our non-voting preferred stock, but who are not holders of our common stock as of April 10, 2018, the record date for the 2018 Annual Meeting, are not entitled to attend the 2018 Annual Meeting or vote on any matter presented at the 2018 Annual Meeting.

Matters Submitted to a Vote of Stockholders, Voting Quorum, Abstentions and Voting Requirements

There are four matters scheduled for a vote at the Annual Meeting:

•	Proposal No. 1: the election of two directors nominated by the board of directors to serve until the 2021 annual meeting of stockholders;
•	Proposal No. 2: the advisory approval of the compensation of our named executive officers, as disclosed in this proxy statement in accordance with SEC rules;
•	Proposal No. 3: the ratification of the filing and effectiveness of the Certificate of Amendment and the 2016 Reverse Stock Split; and
•	Proposal No. 4: the ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2018.

The board of directors knows of no other matters that will be presented for consideration at the Annual Meeting.

To conduct any business at the Annual Meeting, a quorum must be present in person or represented by valid proxy. A quorum will be present if stockholders holding at least a majority of the outstanding shares of the common stock entitled to vote at the Annual Meeting are present in person or represented by proxy at the Annual Meeting. As of April 10, 2018, the record date for the Annual Meeting, there were 34,371,173 shares of common stock outstanding and entitled to vote. Thus, 17,185,588 shares must be present or represented by proxy at the 2018 Annual Meeting to have a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee holding your shares in “street name”) or if you vote in person at the Annual Meeting. If there is no quorum, either the chairman of the Annual Meeting or the holders of a majority of shares entitled to vote and present either in person or represented by proxy may adjourn the meeting to another date.

Votes will be counted by the inspector of elections appointed for the Annual Meeting. With respect to Proposal No. 1, you may vote “For” all the nominees to the board of directors, “Withhold” your vote for all nominees, or you may “Withhold” your vote for any nominee you specify. With respect to Proposal Nos. 2, 3 and 4, you may vote “For” or “Against” or abstain from voting. Abstentions will be counted towards the vote total with respect to Proposal Nos. 2, 3 and 4, and will have the same effect as “Against” votes. Broker non-votes, which are discussed in greater detail below, will be counted for the purposes of establishing a quorum, but will not be counted for any purpose in determining whether a proposal has been approved. An automated system administered by Broadridge will tabulate all votes cast at the Annual Meeting.

The following table summarizes the minimum vote needed to approve each proposal and the effect of abstentions and broker non-votes.

Proposal Number	Proposal Description	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes
1	Election of Directors	The two nominees receiving the most “For” votes will be elected; withheld votes will have no effect.	Not applicable	No effect
2	Advisory approval of the compensation of our named executive officers	“For” votes from the holders of a majority of shares present in person or represented by proxy and entitled to vote on the matter	Against	No effect
3	Ratification of Certificate of Amendment and 2016 Reverse Stock Split	“For” votes from the holders of a majority of our outstanding shares of common stock.	Against	Not applicable (1)
4	Ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2018	“For” votes from the holders of a majority of shares present in person or represented by proxy and entitled to vote on the matter	Against	Not applicable (1)

(1) This proposal is considered to be a “routine” matter under NYSE rules. Accordingly, if you hold your shares in street name and do not provide voting instructions to your broker, bank or other agent that holds your shares, your broker, bank or other agent has discretionary authority under NYSE rules to vote your shares on this proposal

Voting Procedures and Options

The procedures for voting are fairly simple and are as follows:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the Annual Meeting, vote by proxy over the telephone, vote by proxy via the Internet or vote by proxy using a proxy card that you may request. The envelope you may be provided requires no postage if mailed in the United States. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote in person even if you have already voted by proxy.

•	To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.
•

To vote using the proxy card that you may request, simply complete, sign and date the proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

•

To vote over the telephone, dial toll-free 1-800-690-6903 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the control number from the Notice. Your telephone vote must be received by 11:59 p.m., Eastern Time, on June 5, 2018, to be counted.

•

To vote via the Internet, go to www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the control number from the Notice. Your internet vote must be received by 11:59 p.m., Eastern Time, on June 5, 2018, to be counted.

We are providing stockholders who have previously requested to receive paper copies of the proxy materials with paper copies of the proxy materials instead of a Notice. If you would like to reduce the environmental impact and the costs incurred by us in mailing proxy materials, you may elect to receive all future proxy materials electronically via email or the Internet. If you make this election, you will receive an email message shortly after the proxy statement is released containing the Internet link to access our Notice, proxy statement and annual report. The email will also include instructions for voting on the Internet.

To receive these materials electronically, follow the instructions to vote on the Internet at www.proxyvote.com and, when prompted, indicate that you agree to access stockholder communications electronically in the future. Your choice to receive proxy materials electronically will remain in effect until you contact our Corporate Secretary and inform us otherwise. You may send an electronic message to corporatesecretary@sunesis.com or contact our Corporate Secretary by mail at 395 Oyster Point Boulevard, Suite 400, South San Francisco, California 94080, Attention: Corporate Secretary.

Beneficial Owner: Shares Registered in the Name of a Bank, Broker or Other Nominee

If you are a beneficial owner whose stock is held in street name, you should have received a Notice containing voting instructions from your bank, broker or other nominee, rather than from us. Simply follow the voting instructions in such Notice regarding how to instruct your bank, broker or other nominee holding the shares to vote your shares. To vote in person at the Annual Meeting, you must obtain a valid proxy from your bank, broker or other agent. Follow the instructions from your bank, broker or other nominee included with these proxy materials, or contact your broker or bank to request a proxy form.

You may request a paper or email copy of the proxy materials at no charge via the Internet at www.proxyvote.com, by calling 1-800-579-1639, or by sending a blank email to sendmaterial@proxyvote.com with your control number by May 23, 2018. Beneficial owners will not otherwise receive a paper or email copy of the proxy materials.

We provide Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

The Annual Meeting will be held on Wednesday, June 6, 2018 at 11:00 a.m. Pacific Time at our principal executive offices located at 395 Oyster Point Boulevard, Suite 400, South San Francisco, California 94080. Directions to the Annual Meeting may be found at www.sunesis.com/site/contact_us.php . For admission to the Annual Meeting, stockholders may be asked to present proof of identification and a statement from their bank, broker or other nominee reflecting their beneficial ownership of our common stock as of April 10, 2018, as well as a proxy from the record holder to the stockholder.

Voting of Proxies

Stockholder of Record

If you are a stockholder of record and you return a signed proxy card to us or otherwise vote before the Annual Meeting, we will vote your shares as you direct. All shares represented by valid proxies (and not revoked before they are voted) will be voted at the Annual Meeting as follows, unless there are different instructions on the proxy:

•	Proposal No. 1: “For” the election of the two directors nominated by the board of directors to serve until the 2021 annual meeting of stockholders;
•	Proposal No. 2: “For” the advisory approval of the compensation of our named executive officers, as disclosed in this proxy statement in accordance with SEC rules;
•	Proposal No. 3: “For” the ratification of the filing and effectiveness of the Certificate of Amendment and the 2016 Reverse Stock Split;
•	Proposal No. 4: “For” the ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2018; and
•	At the proxyholder’s discretion, on such other matters, if any, that may come before the Annual Meeting.

Beneficial Owner

Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If you are a beneficial owner of shares held in “street name” and you do not provide the organization that holds your shares with specific instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters but cannot vote on non-routine matters, as further described below. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will inform our inspector of elections that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.” When our inspector of elections tabulates the votes for any particular matter, broker non-votes will be counted for purposes of determining whether a quorum is present, but will not be counted toward the vote total for any proposal.

Under the rules and interpretations of the NYSE, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals and elections of directors, even if not contested, and executive compensation, including the advisory stockholder vote on executive compensation, and, accordingly, include Proposal Nos. 1 and 2. The NYSE has informed us that a vote on Proposal No. 3 is a “routine” matter. A vote on Proposal No. 4 is also a “routine” matter. We encourage you to provide voting instructions to the organization that holds your shares to ensure that your vote is counted on all proposals.

Revocability of Proxies

Stockholder of Record

You may revoke your proxy at any time before it is voted at the Annual Meeting by:

•

delivering written notice of revocation to our Corporate Secretary at Sunesis Pharmaceuticals, Inc., 395 Oyster Point Boulevard, Suite 400, South San Francisco, California 94080, or in person at the Annual Meeting;

•	submitting a later dated proxy; or
•	attending the Annual Meeting and voting in person.

Your most recent proxy card or telephone or Internet proxy is the one that is counted.

Your attendance at the Annual Meeting will not, by itself, constitute revocation of your proxy.

Beneficial Owner

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

Internet Availability of Proxy Materials

This proxy statement, our Annual Report on Form 10-K for the year ended December 31, 2017, and a letter to stockholders are available at https://materials.proxyvote.com.

Results of the Annual Meeting

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

Availability of Our Independent Registered Public Accounting Firm

Representatives of Ernst & Young LLP, our independent registered public accounting firm, are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions. For additional information regarding the Audit Committee and its activities with Ernst & Young LLP, see “Information About the Board of Directors and Corporate Governance” and “Report of the Audit Committee of the Board of Directors.”

YOUR VOTE IS IMPORTANT. ACCORDINGLY, PLEASE VOTE BY PROXY WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON.

PROPOSAL NO. 1

ELECTION OF NOMINEES TO THE BOARD OF DIRECTORS

Our board of directors, or our Board, currently consists of seven members and is divided into three classes of directors serving staggered three-year terms. Directors for each class are elected at the annual meeting of stockholders held in the year in which the term for their class expires and hold office for a three-year term and until their successors are duly elected and qualified, or their earlier death, resignation or removal. In accordance with our amended and restated certificate of incorporation and bylaws, our Board may fill any vacancy on the Board by appointment.

The two nominees for Class I director are Steve R. Carchedi and Dayton Misfeldt, each of whom was previously elected by the stockholders and currently serves as a Class I director whose term expires at the Annual Meeting. If re-elected at the Annual Meeting, each of these nominees would serve until our 2021 annual meeting of stockholders and until his successor is elected and qualified, or, if sooner, until his death, resignation or removal. Each nominee has indicated his willingness to continue to serve as a director if re-elected. Our management has no reason to believe that any nominee will be unable to serve. In the event that any of the nominees should be unavailable for election as a result of an unexpected occurrence, shares represented by executed proxies will be voted for the election of a substitute nominee proposed by management.

Directors are elected by a plurality of the votes of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting. Proxies cannot be voted for more than two persons. The two nominees receiving the most “For” votes (among votes properly cast in person or by proxy) will be elected; withheld votes will have no effect. Shares represented by executed proxies will be voted, if authority to do so is not withheld, “For” the election of the nominees named below.

The following table sets forth certain information as of March 1, 2018, with respect to our directors, including the two persons nominated for election by our Board at the Annual Meeting.

Name	Age	Director Since
James W. Young, Ph.D.	73	2000
Dayton Misfeldt	44	2009
Steve R. Carchedi	56	2013
Steven B. Ketchum, Ph.D.	53	2012
Homer L. Pearce, Ph.D.	65	2006
David C. Stump, M.D.	68	2006
H. Ward Wolff	69	2018

The principal occupations and positions of our directors, including the two persons nominated for election by our Board at the Annual Meeting, for at least the past five years, are as follows:

Class I Nominees for Election to the Board of Directors for a Three-Year Term Expiring in 2021

Steve R. Carchedi currently serves as the Chief Executive Officer and President of Apexian Pharmaceuticals, Inc., an oncology discovery and development company, a position he has held since October 2016. Mr. Carchedi previously served as the Chief Executive Officer and President of Cornerstone Pharmaceticals, Inc., an oncology discovery and development company, from 2014 to 2016, and as the Senior Vice President and President, Commercial Operations for Mallinckrodt Pharmaceuticals from 2012 to 2013. He served as Chief Marketing Officer for General Electric (GE) Healthcare-MDx where he was responsible for leading worldwide marketing for GE’s Medical Diagnostics business. Prior to joining GE Healthcare, Mr. Carchedi held senior commercial leadership positions at Endo Pharmaceuticals, Enzon Pharmaceuticals and McNeil Specialty Pharmaceuticals, a subsidiary of Johnson & Johnson, Eli Lilly & Company and Bristol Myers Squibb. Mr. Carchedi holds a Bachelor of Science in marketing from the West Chester University and a Masters in Business Administration in marketing from Drexel University. The Board has concluded that Mr. Carchedi should serve on our Board due to his experience in oncology drug development and commercialization, which the Board believes are valuable as we continue our drug development efforts.

Dayton Misfeldt has served as our Interim Chief Executive Officer since January 1, 2018.  Mr. Misfeldt is a Managing Director at Bay City Capital LLC, a venture capital firm he has worked at since May 2000, where he focuses on biopharmaceutical investment opportunities. Prior to joining Bay City Capital, Mr. Misfeldt was a Vice President at Roth Capital Partners where he worked as a sell-side analyst covering the biopharmaceutical industry. Mr. Misfeldt served on as a member of Interleukin Genetics, Inc. board of directors from 2013 to 2017. Mr. Misfeldt has also worked as a Project Manager at LifeScience Economics. Mr. Misfeldt received a B.A. in Economics from the University of California, San Diego. The Board has concluded that Mr. Misfeldt should serve on our Board due to his financial expertise and strong understanding of the biotechnology industry, which the Board believes makes him an important resource for the Board as it assesses both financial and strategic decisions.

Class II Directors Continuing in Office Until the 2019 Annual Meeting

James W. Young, Ph.D. served as Executive Chairman of our Board from December 2003 to April 2009 and has served as non-executive Chairman of our Board since April 2009. From May 2000 to November 2003, Dr. Young served as our Chief Executive Officer. In April 2006, he joined 5AM Ventures, a venture capital firm, as a Venture Partner. From September 1995 to March 2000, Dr. Young served as Vice President of Research, as Senior Vice President, Research and Development, and as Group Vice President at ALZA Corporation, a pharmaceutical company. From September 1992 to August 1995, Dr. Young served as Senior Vice President for Business Development and as President of the Pharmaceuticals Division of Affymax, N.V., a biopharmaceutical company. From September 1987 to August 1992, he served as Senior Vice President for Business Development and as Senior Vice President and General Manager of the Pharmaceuticals Division at Sepracor Inc., a pharmaceutical company. Dr. Young holds a B.S. in Chemistry from Fordham University and a Ph.D. in Organic Chemistry from Cornell University. The Board has concluded that Dr. Young should serve on our Board due to his prior history as our Chief Executive Officer and his long tenure as Board Chairman, which brings continuity to the Board and a depth of understanding. In addition, the Board believes that he brings operational and industry expertise due to his experience in management of other pharmaceutical and biopharmaceutical companies, as well as leadership skills that are important to the Board.

Steven B. Ketchum, Ph.D. served as our Senior Vice President, Research and Development from June 2008 to February 2012. In February 2012, Dr. Ketchum accepted the position of President of Research and Development, Senior Vice President at Amarin Corporation plc, a biopharmaceutical company, and concurrently transitioned from his executive role to a member of our Board. From May 2005 to May 2008, Dr. Ketchum served as Senior Vice President, Research & Development and Medical Affairs of Reliant Pharmaceuticals, Inc., a pharmaceutical company, which was acquired by GlaxoSmithKline in 2007. From June 2002 to April 2005, Dr. Ketchum served as Senior Vice President, Operations and Regulatory Affairs for IntraBiotics Pharmaceuticals, Inc. Dr. Ketchum also held positions at ALZA Corporation from November 1994 to May 2002, most recently as Senior Director, Regulatory Affairs. Dr. Ketchum earned a Ph.D. in Pharmacology from University College London (funded by the Sandoz Institute for Medical Research) and a B.S. in Biological Sciences from Stanford University. The Board has concluded Dr. Ketchum should serve on our Board due to his tenure at Sunesis and his scientific and regulatory expertise and industry background, which position him to make an effective contribution to the Board, and which the Board believes to be particularly important as we continue our drug development efforts and progress towards potential future regulatory filings.

Homer L. Pearce, Ph.D. served in various capacities at Eli Lilly & Company between 1979 and March 2006, including Vice President, Cancer Research and Clinical Investigation from 1994 to 2002 and Distinguished Research Fellow, Cancer Research, Lilly Research Laboratories from 2002 to March 2006. Dr. Pearce is a member of the American Association for Cancer Research, the American Chemical Society and the American Association for the Advancement of Science. Dr. Pearce holds a B.S. from Texas A&M University and a Ph.D. in Organic Chemistry from Harvard University. The Board has concluded that Dr. Pearce should serve on our Board due to his scientific expertise and industry background, which are valuable as we continue our drug development efforts.

Class III Directors Continuing in Office Until the 2020 Annual Meeting

David C. Stump, M.D. was most recently Executive Vice President, Research and Development at Human Genome Sciences, Inc., a biopharmaceutical company, serving there from November 1999 until December 2012.  Dr. Stump served as a member of Dendreon Corporation board of directors from 2010 until 2015. From December 2003 to May 2007, Dr. Stump served as Executive Vice President, Drug Development at Human Genome Sciences and, from November 1999 to December 2003, as its Senior Vice President, Drug Development. Prior to joining Human Genome Sciences, Dr. Stump held roles of increasing responsibility at Genentech, Inc., a biopharmaceutical company, from 1989 to 1999, including Vice President, Clinical Research and Genentech Fellow. Prior to joining Genentech, Dr. Stump was an Associate Professor of Medicine and Biochemistry at the University of Vermont. Dr. Stump is a member of the board of directors of MacroGenics, Inc., a biopharmaceutical company, Portola Pharmaceuticals, Inc., a biopharmaceutical company, and Regenxbio, Inc., a biopharmaceutical company, and a member of the board of trustees of Earlham College. Dr. Stump holds an A.B. from Earlham College and an M.D. from Indiana University and did his residency and fellowship training in internal medicine, hematology, oncology and biochemistry at the University of Iowa. The Board has concluded that Dr. Stump should serve on our Board due to his scientific and clinical expertise and industry background, which are valuable as we continue our drug development efforts.

H. Ward Wolff currently serves as a member of the boards of directors of Portola Pharmaceuticals Inc., a biotechnology company, and Calithera Biosciences, Inc.  Mr. Wolff served as Executive Vice President and Chief Financial Officer of Sangamo Therapeutics, Inc. from 2007 until his retirement in March 2017. Prior to Sangamo, Mr. Wolff served as Senior Vice President, Finance and Chief Financial Officer of Nuvelo, Inc. until its restructuring in August 2007 and, before that, he was Chief Financial Officer and Senior Vice President, Finance, of Abgenix, Inc. until April 2006 when Abgenix merged with Amgen Inc. Prior to joining Abgenix, Mr. Wolff held financial management positions in both public and private emerging growth companies. He began his career with Price Waterhouse, where he held a number of positions as a certified public accountant, including Senior Audit Manager. Mr. Wolff received a B.A. degree in Economics from the University of California at Berkeley and an M.B.A. degree from Harvard Business School.  The Board has concluded that Mr. Wolff should serve on our Board due to his management experience in several public companies and financial and accounting expertise.

There are no family relationships among any of our executive officers, directors or persons nominated to become one of our directors.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE FOR THE ELECTION OF THE DIRECTORS
COVERED BY PROPOSAL NO. 1.

PROPOSAL NO. 2

ADVISORY VOTE ON EXECUTIVE COMPENSATION

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, and Section 14A of the Exchange Act, our stockholders are entitled to vote to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with SEC rules. This nonbinding advisory vote is commonly referred to as a “say-on-pay” vote.

At our 2013 annual meeting of stockholders, we asked our stockholders to indicate if we should hold a “say-on-pay” vote every year, every two years or every three years. The stockholders indicated by advisory vote their preference to hold a say-on-pay vote every year. After consideration of the voting results, the Board elected to hold a stockholder say-on-pay vote every year.

This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. The compensation of our named executive officers subject to the vote is disclosed in the the compensation tables and the related narrative disclosure contained in this proxy statement. As discussed in those disclosures, we believe that our compensation policies and decisions are focused on pay-for-performance principles and strongly aligned with our stockholder’s interests and consistent with current market practices. Compensation of our named executive officers is designed to enable us to attract and retain talented and experienced executives to lead us successfully in a competitive environment.

Accordingly, the Board is asking the stockholders to indicate their support for the compensation of our named executive officers as described in this proxy statement by casting a non-binding advisory vote “FOR” the following resolution:

“RESOLVED, that the compensation paid to our named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion is hereby APPROVED.”

Because the vote is advisory, it is not binding on the Board or Sunesis. Nevertheless, the views expressed by the stockholders, whether through this vote or otherwise, are important to management and the Board and, accordingly, the Board and the Compensation Committee of the Board, or the Compensation Committee, intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.

Advisory approval of this proposal requires the vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote on the matter. Abstentions will be counted towards the tabulation of votes cast on the proposal and will have the same effect as “Against” votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE FOR PROPOSAL NO. 2.

PROPOSAL NO. 3

RATIFICATION OF THE FILING AND EFFECTIVENESS OF THE CERTIFICATE OF AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION FILED WITH THE SECRETARY OF STATE OF THE STATE OF DELAWARE ON SEPTEMBER 7, 2016, AND THE REVERSE STOCK SPLIT EFFECTED THEREBY

Our Board of Directors has determined that it is in the best interests of Sunesis and our stockholders to ratify, pursuant to Section 204 of the DGCL and common law, the filing and effectiveness of the Certificate of Amendment to our Amended and Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on September 7, 2016 (the “Certificate of Amendment”) and the one for six reverse stock split (the “2016 Reverse Stock Split”) that was effected thereby (the “Amendment Ratification”).  The Amendment Ratification shall be retroactive to the effectiveness of the filing of the Certificate of Amendment and of the 2016 Reverse Stock Split, as applicable.

Background

On November 24, 2015 we received a letter from the Listing Qualifications Department of The Nasdaq Stock Market, or the Staff, notifying us that, for 30 consecutive business days, the bid price for our common stock had closed below the minimum $1.00 per share requirement, or the Bid Price Requirement, for continued inclusion on The Nasdaq Capital Market pursuant to Nasdaq Listing Rules. In accordance with Nasdaq Listing Rules, we were given 180 calendar days, or until May 23, 2016, to regain compliance. To regain compliance, the bid price of our common stock needed to close at or above $1.00 for at least 10 consecutive business days at any time prior to May 23, 2016.

At our 2016 Annual Meeting of Stockholders held on June 7, 2016, we sought stockholder approval of an amendment to our Certificate of Incorporation to effect the 2016 Reverse Stock Split. The reasons that we sought approval of the 2016 Reverse Stock Split included a determination by our Board of Directors that it was in Sunesis’ best interest and in the best interests of our stockholders to increase the per share price of our stock to satisfy the per share minimum bid price requirement for continued listing on The Nasdaq Capital Market.

At our 2016 Annual Meeting of Stockholders, our inspector of elections determined that the proposal to approve an amendment to our Certificate of Incorporation to effect the 2016 Reverse Stock Split received the requisite stockholder approval and certified that the proposal passed.  As part of this determination, votes cast by nominees/brokers without instruction from the beneficial owners of certain of our outstanding shares were counted in favor of the proposal in accordance with the rules of the New York Stock Exchange that govern how brokers may cast such votes.  Certain statements made in the definitive proxy statement for the 2016 Annual Meeting of Stockholders, which was filed on Schedule 14A with the SEC on April 25, 2016 (the “2016 Proxy Statement”), are inconsistent with this approach.  The 2016 Proxy Statement stated that nominees/brokers would not have discretion to vote for the proposal to approve the amendment to our Certificate of Incorporation to effect the 2016 Reverse Stock Split without instruction, and that broker non-votes would be counted “against” the proposal.

Our inspector of elections for the 2016 Annual Meeting of Stockholders certified that the proposal passed.  We subsequently filed the Certificate of Amendment with the Secretary of State of the State of Delaware on September 7, 2016.  A question has been raised regarding the validity of the vote due to, among other things, the disclosures in the 2016 Proxy Statement regarding the authority of brokers/nominees to vote on the proposal without instruction.

The Board of Directors, in consultation with counsel, has determined that the description of the authority of brokers/nominees to vote on proposals without instruction in the 2016 Proxy Statement may create some uncertainty as to the effect of the vote obtained at the 2016 Annual Meeting of Stockholders.  As a result, the Board of Directors has determined that it is in the best interests of Sunesis and our stockholders to ratify the filing and effectiveness of the Certificate of Amendment and the 2016 Reverse Stock Split pursuant to Section 204 of the DGCL and common law to eliminate any uncertainty related to the effectiveness of these corporate acts. If the Amendment Ratification is approved by the stockholders and becomes effective, the ratification will be retroactive to September 7, 2016, which was the date of the filing of the Certificate of Amendment with the Secretary of State of State of Delaware and the date on which the 2016 Reverse Stock Split became effective.

The Board Approved the Ratification of the Certificate of Amendment and the Reverse Stock Split

Section 204 of the DGCL allows a Delaware corporation, by following specified procedures, to ratify a corporate act retroactive to the date the corporate act was originally taken.  We do not believe that it is clear that the filing and effectiveness of the Certificate of Amendment and 2016 Reverse Stock Split are invalid and ineffective.  However, on March 20, 2018, our Board of Directors determined that it would be advisable and in the best interests of Sunesis and its stockholders to ratify the filing and effectiveness of the Certificate of Amendment and the 2016 Reverse Stock Split pursuant to Section 204 of the DGCL and Delaware common law to eliminate any uncertainty related to their validity or effectiveness and unanimously adopted the resolutions approving the Amendment Ratification. Our Board of Directors also recommended that our stockholders approve the Amendment Ratification for purposes of Section 204 and at common law, and directed that the Amendment Ratification be submitted to our stockholders for approval.

The text of sections 204 and 205 of the DGCL are attached hereto as Appendix A.

Filing of a Certificate of Validation

Upon the receipt of the required vote of the stockholders to approve the Amendment Ratification, we may file a certificate of validation with respect to the Certificate of Amendment and the 2016 Reverse Stock Split with the Secretary of State of the State of Delaware (the “Certificate of Validation”). The time that the filing of the Certificate of Validation with the Secretary of State of the State of Delaware becomes effective in accordance with the DGCL will be the validation effective time of the Amendment Ratification within the meaning of Section 204 of the DGCL.

Retroactive Ratification of the Certificate of Amendment and the Reverse Stock Split

When the Certificate of Validation becomes effective in accordance with the DGCL, it should eliminate any uncertainty as to whether the Certificate of Amendment and the 2016 Reverse Stock Split are void or voidable as a result of the potential failure of authorization described above, and the effect of the ratification will be retroactive to September 7, 2016, which was the date of the original filing of the Certificate of Amendment with the Secretary of State of the State of Delaware and the date on which the 2016 Reverse Stock Split became effective.

Time Limitations on Legal Challenges to the Ratification of the Certificate of Amendment and the Reverse Stock Split

If the Amendment Ratification becomes effective, under the DGCL, any claim that (i) the Certificate of Amendment or the 2016 Reverse Stock Split ratified pursuant to the Amendment Ratification is void or voidable due to a failure of authorization, or  (ii) the Delaware Court of Chancery should declare in its discretion that the Amendment Ratification not be effective or be effective only on certain conditions, must be brought within 120 days from the time that the filing of the Certificate of Validation with the Secretary of State of the State of Delaware becomes effective in accordance with the DGCL.

The Consequences if the Amendment Ratification is Not Approved by the Stockholders

If the Amendment Ratification is not approved by the requisite vote of stockholders, we will not be able to file the Certificate of Validation with the Secretary of State of the State of Delaware and the Amendment Ratification will not become effective, in accordance with Section 204 of the DGCL. The failure to approve the Amendment Ratification may leave us exposed to potential claims that (i) the vote on the Certificate of Amendment did not receive requisite stockholder approval and (ii) the Certificate of Amendment therefore was not validly adopted, and the 2016 Reverse Stock Split was not validly effected.

Vote Required; Recommendation of the Board of Directors

Approval of the Amendment Ratification requires “For” votes from the holders of a majority of shares of our common stock outstanding as of the record date for the 2018 Annual Meeting.  Broker non-votes (if any) would have the same effect as a vote against this proposal. However, the NYSE has informed us that a vote on this proposal to be a “routine” matter. Therefore, we expect there will be no broker non-votes on this matter.  Abstentions will have the same effect as a vote against this proposal.

To ensure that the Amendment Ratification receives “For” votes from the holders of a majority of our outstanding common stock as of the record date for the 2018 Annual Meeting, we are requiring 17,185,866 “For” votes on this proposal, which represents the sum of (i) one share more than fifty percent of the shares of our common stock outstanding as of the record date for the 2018 Annual Meeting plus (ii) the number of shares of our common stock that were purportedly eliminated in connection with the payment of cash in lieu of fractional shares in the 2016 Reverse Stock Split (but which would not have been eliminated if the 2016 Reverse Stock Split was not validly effected).

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE FOR PROPOSAL NO. 3.

PROPOSAL NO. 4

RATIFICATION OF THE SELECTION OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

The Audit Committee of the Board, or the Audit Committee, has selected Ernst & Young LLP, or Ernst & Young, as our independent registered public accounting firm for the year ending December 31, 2018, and has further directed that management submit the selection of Ernst & Young for ratification by the stockholders at the Annual Meeting. Ernst & Young has audited our financial statements since our inception in 1998. Representatives of Ernst & Young are expected to be present at our Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

Stockholder ratification of the selection of Ernst & Young as our independent registered public accounting firm is not required by our bylaws or other governing documents. However, the Audit Committee is submitting the selection of Ernst & Young to our stockholders for ratification as a matter of good corporate governance. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain Ernst & Young. Even if the selection is ratified, the Audit Committee in their discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of Sunesis and our stockholders.

Stockholders are requested in this Proposal No. 4 to ratify the selection of Ernst & Young as our independent registered public accounting firm for the year ending December 31, 2018. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote on the matter will be required to ratify this Proposal No. 4. Abstentions will be counted towards the tabulation of votes cast on the proposal and will have the same effect as “Against” votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved. However, Proposal No. 4 is considered a routine matter, and therefore no broker non-votes are expected to exist in connection with Proposal No. 4.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE FOR PROPOSAL NO. 4.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Principal Accountant Fees and Services

In connection with the audit of our 2017 financial statements, we entered into an engagement agreement with Ernst & Young which sets forth the terms by which Ernst & Young will perform audit and interim services for us.

The following is a summary of the aggregate fees billed to us by Ernst & Young, our independent registered public accounting firm, for the years ended December 31, 2017 and 2016, for each of the following categories of professional services:

	Year Ended December 31,
Fee Category	2017	2016
Audit fees(1)	$497,765	$468,930
Audit-related fees(2)	215,000	140,000
Tax fees	—	—
All other fees	—	—
Total fees	$712,765	$608,930

(1)

Audit fees for 2017 and 2016 included the aggregate fees and out-of-pocket expenses for professional services rendered for: (a) the audit of our consolidated financial statements, and (b) the review of our interim financial statements.

(2)

Audit-related fees for 2017 and 2016 included the aggregate fees and out-of-pocket expenses for professional services rendered for: (a) the provision of auditor comfort letters to Cantor Fitzgerald & Co. in relation to our controlled equity offering sales agreements with Cantor, (b) provision of comfort letters and consents and review of documents filed with the SEC in connection with our follow-on offerings completed in October 2017 and 2016, and (c) provision of comfort letters and consents and review of documents related to registration statements on forms S-3 and S-8 and other SEC filings.

All of the fees described above were pre-approved by the Audit Committee.

Pre-approval Policies

The Audit Committee has adopted a policy relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy generally provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by the Audit Committee or the engagement is entered into pursuant to pre-approval procedures established by the Audit Committee, including policies for delegating authority to a member of the Audit Committee. Any service that is approved pursuant to a delegation of authority to a member of the Audit Committee must be reported to the full Audit Committee at a subsequent meeting.

The Audit Committee has determined that the rendering of the services other than audit services by Ernst & Young as described above is compatible with maintaining their independence.

INFORMATION ABOUT THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Independence of the Members of the Board of Directors

The laws and rules governing public companies and the Nasdaq listing requirements obligate our Board to affirmatively determine the independence of its members. The Board consults with our corporate counsel to ensure that the Board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in Nasdaq listing requirements, as in effect from time to time.

Consistent with these considerations, after a review of all relevant transactions or relationships between each director, or any of their family members, and Sunesis, our senior management and our independent registered public accounting firm, the Board has affirmatively determined that Drs. Young, Ketchum, Pearce and Stump, and Messrs. Carchedi and Wolff—all of the members of our Board—are independent directors within the meaning of the applicable Nasdaq listing requirements. The Board had previously affirmatively determined that Mr. Parker, a member of the Board until his resignation in December 2017, was an independent director within the meaning of the applicable Nasdaq listing requirements. Our Board has affirmatively determined that Mr. Misfeldt is not an independent director within the meaning of the applicable Nasdaq listing requirements given that he is currently our interim Chief Executive Officer.

Board Leadership Structure

The Board is currently chaired by Dr. Young, Sunesis’ former Executive Chairman. Dr. Young, or the Board Chairman, has authority, among other things, to call and preside over Board meetings, to set meeting agendas and to determine materials to be distributed to the Board. Accordingly, the Board Chairman has substantial ability to shape the work of the Board. We believe that separation of the positions of Board Chairman and CEO reinforces the independence of the Board in its oversight of our business and affairs. In addition, we believe that such separation creates an environment that is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of the Board to monitor whether management’s actions are in the best interests of Sunesis and its stockholders. As a result, we believe that having a Board Chairman separate from the CEO can enhance the effectiveness of the Board as a whole. In addition, Dr. Young’s previous position as Executive Chairman helps ensure that the Board and management act with a common purpose. In our view, having a Board Chairman far removed from management has the potential to give rise to divided leadership, which could interfere with good decision-making or weaken our ability to develop and implement strategy. Instead, we believe that Dr. Young’s former management position makes him best positioned to act as a bridge between management and the Board, facilitating the regular flow of information and implementation of our strategic initiatives and business plans. We also believe that it is advantageous to have a Board Chairman with extensive history and knowledge of Sunesis, as is the case with Dr. Young.

Role of the Board in Risk Oversight

The Board has an active role in overseeing management of Sunesis’ risks, which it administers directly as well as through various standing committees of the Board that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure, including information regarding our credit, liquidity, and operations and the risks associated with each. The Audit Committee of the Board has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures. However, due to the criticality of these risks, they are also discussed to a great extent by the full Board at regularly scheduled meetings, or at ad hoc meetings with the full Board or a subset thereof. The Audit Committee also monitors compliance with legal and regulatory requirements, in addition to oversight of the performance of our internal controls over financial reporting. The Nominating and Corporate Governance Committee of the Board, or the Nominating and Corporate Governance Committee, monitors the effectiveness of our corporate governance guidelines, including whether they are effective in preventing illegal or improper liability-creating conduct, and manages risks associated with the independence of the Board and potential conflicts of interest. The Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk taking. While each committee is responsible for evaluating certain risks and overseeing management of such risks, the entire Board is regularly informed through committee reports about such risks.

Meetings of the Board of Directors

Our Board held eight meetings during 2017. Each Board member attended 75% or more of the aggregate meetings of the Board and of the committees on which he or she served.

Executive Sessions

The independent directors meet in executive session without management directors, non-independent directors or management present. These sessions take place prior to or following regularly scheduled Board meetings. The directors met in such sessions four times during 2017.

Information Regarding Committees of the Board of Directors

Our Board has three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. Each of these three standing committees has a written charter approved by our Board that reflects the applicable standards and requirements adopted by the SEC and Nasdaq. A copy of each charter can be found on our website, www.sunesis.com, under the section titled “Investors & Media” and under the subsection “Corporate Governance.” Information contained in, or accessible through, our website is not a part of this proxy statement. The following table provides membership and meeting information for 2017 for each of the committees of the Board:

Name	Audit(1)	Compensation	Nominating and Corporate Governance
Steve R. Carchedi(1)	X*	X
Matthew K. Fust(1)	X*	X
Geoffrey M. Parker(1)	X
Dayton Misfeldt	X	X*	X
Homer L. Pearce, Ph.D.			X*
David C. Stump, M.D.	X
Total Meetings in 2017	5	7	2

*	Committee Chairperson.
(1)

On May 31, 2017, Mr. Fust resigned from the Board and the Audit Committee and Mr. Carchedi was appointed as the Chairperson of the Audit Committee. Mr. Parker resigned from the Audit Committee, effective March 31, 2017, and later resigned from the Board, effective December 31, 2017. On December 2, 2017, the Board appointed effective as of January 1, 2018, Dayton Misfeldt, a member of the Board, as interim Chief Executive Officer. Mr. Misfeldt stepped down from each of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee, effective December 31, 2017, and, concurrently, James W. Young was appointed to the Audit Committee, Homer L. Pearce was appointed to the Compensation Committee, and Steven B. Ketchum was appointed to the Nominating and Corporate Governance Committee, in each case replacing Mr. Misfeldt. The Board also appointed Mr. Carchedi as the chair of the Compensation Committee. On February 2, 2018, the Board appointed H. Ward Wolff as a director and as the chair of the Audit Committee.

Below is a description of each standing committee of the Board. The Board has determined that each committee member meets the applicable Nasdaq rules and regulations regarding “independence” and is free of any relationship that would impair his or her individual exercise of independent judgment with regard to Sunesis. The standing committees regularly report to the Board on their actions and recommendations. The committees periodically review their charters and assess their own performance. In addition, the Board, through the Nominating and Corporate Governance Committee, conducts an annual review of the role, function, roster and operation of each of the Board’s standing committees.

Audit Committee

The Audit Committee was established by our Board to oversee our corporate accounting and financial reporting processes and audits of our financial statements. For this purpose, our Audit Committee is responsible for, among other things:

•

meeting with management and the independent registered public accounting firm to review and discuss the annual financial statements and the report of the independent registered public accounting firm thereon and, to the extent that management or the independent registered public accounting firm bring any such matters to the attention of the Audit Committee, to discuss significant issues encountered in the course of the audit work, if any, such as restrictions on the scope of activities or access to required information;

•

meeting with management and the independent registered public accounting firm to review and discuss our quarterly financial statements, including under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and our earnings press releases and any earnings guidance provided to analysts and ratings agencies;

•

assisting our Board in its oversight of the integrity of our financial statements, the effectiveness of our internal control over financial reporting, and our compliance with legal and regulatory requirements;

•

determining and approving the initial engagement and retention of the independent registered public accounting firm, including evaluating and monitoring the independent registered public accounting firm’s performance, qualifications and independence;

•	reviewing and approving the independent registered public accounting firm’s performance of any proposed permissible audit and non-audit services and the fees for such services;
•	reviewing and approving or rejecting transactions between us and any related persons;
•

reviewing significant issues regarding accounting principles and financial statement presentations, including any significant changes in our selection or application of accounting principles, policies or practices;

•	conferring with management and the independent registered public accounting firm regarding our policies and procedures regarding risk assessment and management;
•

establishing procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees or agents of concerns regarding questionable accounting or auditing matters;

•

reviewing with counsel, the independent registered public accounting firm and management, as appropriate, any significant regulatory or other legal or accounting initiative or matter that may have a material impact on our financial statements, compliance programs and policies; and

•	preparing the report required by the SEC rules to be included in our annual proxy statement.

Until March 31, 2017, the Audit Committee consisted of Mr. Fust, as Chairman, Mr. Parker and Dr. Stump.  Based upon prior recommendations from the Nominating and Corporate Governance Committee, the indication that Mr. Fust would not stand for reelection at the Annual Meeting, and that Mr. Parker wished to resign from the Audit committee, effective March 31, 2017, the Board appointed Mr. Fust, Chairman of the Audit Committee until the Annual Meeting, Steve R. Carchedi, Chairman of the Audit Committee, effective as of the Annual Meeting, and Dr. Stump and Mr. Misfeldt as members of the Audit Committee.  As of the Annual Meeting on May 31, 2017, the Audit Committee consisted of Steve R. Carchedi, Chairman, Dr. Stump and Mr. Misfeldt.  On

December 12, 2017, Dr. Pearce presented the Nominating and Corporate Governance Committee’s recommendation that, effective December 31, 2017, Mr. Misfeldt step down from his committee membership and that Dr. Young be appointed to the Audit Committee.  As of December 31, 2017, the Audit Committee consisted of Mr. Carchedi, Chairman, Dr. Stump and Dr. Young.  Upon the appointment of H. Ward Wolff on February 2, 2018, the Audit Committee consisted of Mr. Wolff, Chairman, Mr. Carchedi and Dr. Stump, and Dr. Young ceased to be member of the Audit Committee.

Report of the Audit Committee of the Board of Directors (1)

The Audit Committee oversees our accounting and financial reporting processes and the audits of our financial statements on behalf of the Board. Management has the primary responsibility for establishing and maintaining adequate internal control over financial reporting, preparing the financial statements, and establishing and maintaining adequate controls over public reporting. Our independent registered public accounting firm for 2017, Ernst & Young, had responsibility for conducting an audit of our annual financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), or PCAOB, and expressing an opinion on the conformity of those audited financial statements with U.S. generally accepted accounting principles.

In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management and with Ernst & Young our audited consolidated financial statements for the year ended December 31, 2017, included in our Annual Report on Form 10-K, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

The Audit Committee is responsible for evaluating, managing and approving the engagement of the independent registered public accounting firm, including the scope, extent and procedures for the annual audit and the compensation to be paid for these services, and all other matters the Audit Committee deems appropriate, including ensuring the independent registered public accounting firm’s accountability to the Board and the Audit Committee.

The Audit Committee has discussed with Ernst & Young the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the PCAOB, which include, among other items, matters related to the conduct of the audit of our financial statements. The Audit Committee has also received the written disclosures and the letter from Ernst & Young required by applicable requirements of the PCAOB regarding Ernst & Young’s communications with the Audit Committee concerning independence, and has discussed with Ernst & Young their independence.

Based on the review and discussions referred to above, the Audit Committee has recommended to the Board that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2017.

H. Ward Wolff, Chairperson

Steve R. Carchedi

David C. Stump, M.D.

(1)

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any of our filings under the Securities Act of 1933, as amended, or the Securities Act, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Compensation Committee

Our Compensation Committee is responsible for, among other things:

•	fulfilling the Board’s role in overseeing our compensation plans, policies and programs, including reviewing and approving corporate performance goals and objectives;
•

assisting our Board in discharging its responsibilities with respect to officer, employee, consultant and director compensation, including making recommendations to our Board regarding non-employee director compensation;

•

establishing corporate and individual performance objectives relevant to the compensation of our executive officers and other senior management and evaluating their performance in light of these stated objectives;

•	reviewing and discussing the disclosures contained in our Compensation Discussion and Analysis report included in our annual proxy statement, if required;
•	assessing and monitoring whether any of our compensation policies and programs has the potential to encourage excessive risk-taking;
•	preparing the report required by SEC rules to be included in our annual proxy statement, if required; and
•

supervising the administration of our stock option plans, employee stock purchase plan and other compensation and incentive programs and administering any plans and programs designed and intended to provide compensation for our officers, including severance arrangements and change of control protections.

Until December 31, 2017, the Compensation Committee consisted of Mr. Misfeldt and Mr. Cardechi.  On December 12, 2017, Dr. Pearce presented the Nominating and Corporate Governance Committee’s recommendation that, effective December 31, 2017, Mr. Misfeldt step down from his committee membership and that Dr. Pearce be appointed to the Compensation Committee.  The Compensation Committee is chaired by Mr. Carchedi, and also includes Dr. Pearce.  All members of our Compensation Committee are “independent” (as independence is currently defined in Rule 5605(d)(2) of the Nasdaq listing requirements). Each member of the Compensation Committee is a “non-employee” director within the meaning of Rule 16b-3 of the rules promulgated under the Exchange Act.

Under its charter, the Compensation Committee may form, and delegate authority to, subcommittees, as appropriate. In addition, under its charter, the Compensation Committee has the authority to obtain, at the expense of Sunesis, advice and assistance from internal and external legal, accounting or other advisors and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. The Compensation Committee has direct responsibility for the oversight of the work of any advisors engaged for the purposes of advising the Compensation Committee. In particular, the Compensation Committee has the sole authority to retain compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms. Under its charter, the Compensation Committee may select, or receive advice from, a compensation consultant, legal counsel or other advisor to the Compensation Committee, other than in-house legal counsel and certain other types of advisers, only after taking into consideration six factors, prescribed by Nasdaq, that bear upon the adviser’s independence; however, there is no requirement that any adviser be independent.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee is responsible for, among other things:

•	recommending to our Board the composition and operations of our Board;
•	identifying and evaluating individuals qualified to serve as members of our Board, and recommending to our Board director nominees for the annual meeting of stockholders and to fill vacancies;

•

overseeing all aspects of corporate governance on behalf of our Board, including making recommendations regarding corporate governance issues and developing a set of corporate governance guidelines applicable to us;

•	recommending to our Board the responsibilities of each Board committee, the composition and operation of each Board committee, and director nominees for assignment to each Board committee; and
•	overseeing our Board’s annual evaluation of its performance and the performance of our Board committees.

Until December 31, 2017, the Compensation Committee consisted of Mr. Misfeldt and Dr. Pearce.  On December 12, 2017, Dr. Pearce presented the Nominating and Corporate Governance Committee’s recommendation that, effective December 31, 2017, Mr. Misfeldt step down from his committee membership and that Dr. Ketchum be appointed to the Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee is chaired by Dr. Pearce and also includes Dr. Ketchum, both of whom are “independent” (as independence is currently defined in Rule 5605(a)(2) of the Nasdaq listing requirements).

Director Nominations Process

The Nominating and Corporate Governance Committee is charged with monitoring the size and composition of our Board. In addition, the Nominating and Corporate Governance Committee has primary responsibility for reviewing, evaluating and recommending to the Board the slate of nominees for director to be elected by the stockholders at each annual meeting of stockholders and, where applicable, to fill vacancies. In its exercise of these responsibilities, the Nominating and Corporate Governance Committee considers the appropriate size and composition of our Board, taking into account that our Board as a whole should have competency in the following areas:

•	industry knowledge;
•	accounting and finance;
•	business judgment;
•	management;
•	leadership;
•	business strategy;
•	corporate governance; and
•	risk management.

The Nominating and Corporate Governance Committee evaluates the types of backgrounds, skills, and attributes which are needed to help strengthen our Board in light of the need for an appropriate balance of the above competencies. This evaluation takes place in the context of the current composition of the Board, our operating requirements and the interests of Sunesis and our stockholders.

The Nominating and Corporate Governance Committee identifies nominees for director by first evaluating the current directors whose terms are about to expire, considering the above criteria and any potential conflicts of interest as well as applicable independence and experience requirements. In the case of incumbent directors whose terms are about to expire, the Nominating and Corporate Governance Committee considers the director’s demonstrated service and commitment to Sunesis, as well as his or her willingness to continue in service on our Board. If any incumbent director whose term is expiring does not wish to continue in service as a director, if the

Nominating and Corporate Governance Committee decides not to nominate a member for re-election, or if the Nominating and Corporate Governance Committee wishes to increase the size of the Board, it will identify the desired skills and experience of a new nominee as outlined above unless the Board determines not to fill the vacancy.

In addition to evaluating core competencies, when considering candidates for director, the Nominating and Corporate Governance Committee will consider whether such candidates have sufficient time to devote to the affairs of Sunesis as well as each candidate’s reputation for integrity and commitment to rigorously represent the long-term interests of our stockholders. Other considerations include any potential conflicts of interest as well as applicable independence and experience requirements as set forth by applicable Nasdaq and SEC rules and regulations. In addition, the Nominating and Corporate Governance Committee balances the value of continuity of service of incumbent Board members with that of obtaining new perspectives. With respect to new candidates for the Board, the Nominating and Corporate Governance Committee will also conduct any necessary or appropriate inquiries into the backgrounds and qualifications of such candidates. The Nominating and Corporate Governance Committee also believes that the Board should comprise individuals whose backgrounds and experience complement those of other Board members, and also considers whether a prospective nominee promotes a diversity of talent, skill, expertise, background, perspective and experience, including with respect to age, gender, ethnicity, place of residence and specialized experience. The Nominating and Corporate Governance Committee does not assign specific weights to particular criteria and nominees are not required to possess any particular attribute.

The Nominating and Corporate Governance Committee also recommends to our Board the responsibilities and composition of the Board’s committees and evaluates and recommends to the Board those directors to be appointed to the various committees, including the directors recommended to serve as chairperson of each committee. The evaluation of such appointments takes into consideration, among other factors, applicable independence and experience requirements as set forth by applicable Nasdaq and SEC rules and regulations and the membership criteria specified in the relevant committee charter.

The Nominating and Corporate Governance Committee will consider director candidates recommended by our stockholders. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates, including the criteria set forth above, based on whether or not the candidate is recommended by a stockholder. The Nominating and Corporate Governance Committee will consider stockholders’ nominations for directors only if written notice is timely received by our Corporate Secretary at Sunesis Pharmaceuticals, Inc., 395 Oyster Point Boulevard, Suite 400, South San Francisco, California 94080, and contains the information required for such nominations in accordance with our bylaws. To be timely, notice must be received not less than 120 days prior to the first anniversary of the date on which we first mailed a proxy statement to stockholders in connection with the preceding year’s annual meeting, unless the date of the annual meeting has been changed by more than 30 days from the date of the prior year’s meeting, in which case notice must be received not later than the later of the 120th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. Submissions must include the full name of the proposed nominee, a description of the proposed nominee’s business experience for at least the previous five years, complete biographical information, a description of the proposed nominee’s qualifications as a director and a representation that the nominating stockholder is a beneficial or record holder of our stock and has been a holder for at least one year. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected. The Nominating and Corporate Governance Committee did not receive any stockholder nominations during 2017.

Director Evaluations

On an annual basis, the Nominating and Corporate Governance Committee conducts an evaluation of the Board, the functioning of the committees and each individual member of the Board as deemed appropriate and necessary.

Stockholder Communications with the Board of Directors

Our stockholders may communicate with the Board by writing to our Corporate Secretary at Sunesis Pharmaceuticals, Inc., 395 Oyster Point Boulevard, Suite 400, South San Francisco, California 94080. Our

Corporate Secretary will review these communications and will determine whether they should be presented to our Board. The purpose of this screening is to allow the Board to avoid having to consider irrelevant or inappropriate communications. All communications directed to the Audit Committee in accordance with our Complaint, Investigation and Whistleblower Policy that relate to questionable accounting or auditing matters involving Sunesis will be promptly and directly forwarded to the chairperson of the Audit Committee.

Annual Meeting Attendance

We have a corporate policy that encourages our directors to attend our annual stockholder meetings. In 2017, Mr. Swisher attended our annual meeting.

Corporate Governance Guidelines

Our Board has documented our governance practices by adopting Corporate Governance Guidelines to assure that the Board will have the necessary authority and practices in place to review and evaluate our business operations as needed and to make decisions that are independent of our management. The guidelines are also intended to align the interests of directors and management with those of our stockholders. The Corporate Governance Guidelines clarify the role of the Board in reviewing, approving and monitoring fundamental financial and business strategy and major corporate actions; ensuring processes are in place for maintaining the integrity of Sunesis and its financial statements; assessing major risks presented to Sunesis and reviewing options for their mitigation; and selecting, evaluating and compensating our CEO and other officers of Sunesis. The Corporate Governance Guidelines also set forth the practices our Board intends to follow with respect to board composition, director qualification and selection, board meetings and involvement of senior management, board committee composition and selection, director access to management and independent advisors, and non-employee director compensation and continuing education. The Corporate Governance Guidelines were adopted by the Board to, among other things, reflect changes to the legal and regulatory requirements, including the Nasdaq listing requirements and SEC rules, and evolving best practices and other developments. Our Corporate Governance Guidelines can be found on our website, www.sunesis.com, under the section titled “Investors & Media” and under the subsection “Corporate Governance.”

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who own more than 10% of our common stock to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of reports furnished to us, we believe that during the year ended December 31, 2017, our executive officers, directors and greater than 10% stockholders complied with all Section 16(a) filing requirements.

Director Compensation

Board and Committee Fees and Awards.

In June 2013, upon the recommendation of the Compensation Committee, the Board adopted a Non-Employee Director Compensation Policy, which was amended in June 2015, March 2016, June 2016 and March 2017, or the Director Compensation Policy. According to the Director Compensation Policy, each non-employee director of our Board (other than the Board Chairman) is entitled to receive a quarterly payment of $10,000 and the non-employee Board Chairman is entitled to receive a quarterly payment of $15,000, each in connection with his or her services as a director and Board Chairman, respectively. Additionally, the non-employee director who serves as chairperson of the Audit Committee, Compensation Committee or Nominating and Corporate Governance Committee is entitled to receive a quarterly payment of $5,000, $3,750 and $1,875, respectively, for service as chairperson. Each non-employee director who serves as a committee member of the Audit Committee, Compensation Committee or Nominating and Corporate Governance Committee is entitled to receive a quarterly payment of $2,500, $1,875 and $1,250, respectively, for service as a non-chairperson member of each such committee.

In addition, in accordance with the Director Compensation Policy as in effect before the March 2017 amendment, on the last trading day of the month in which each annual meeting of stockholders is held, each non-employee director that continues to serve as a non-employee member on our board of directors was entitled receive an option to purchase 50,000 shares of our common stock, or the Annual Grants. The exercise price of these options equaled the fair market value of our common stock on the date of grant, and these options vested monthly over a one-year period, subject to the director’s continued service as a director. Each person who became a non-employee director, whether by election by our stockholders or by appointment by the Board to fill a vacancy, would automatically be granted an option to purchase 75,000 shares of our common stock on the last date of the month in which such person first becomes a non-employee director, or the Initial Grant, and such Initial Grant would be in lieu of such person’s Annual Grant for that year. The Initial Grant would vest monthly over a two-year period, subject to the director’s continued service as a director.

In March 2017, the Board amended the Director Compensation Policy such that the Annual Grant shall be an option to purchase 25,000 shares of our common stock and the Initial Grant shall be an option to purchase 37,500 shares of our common stock. The Board determined these changes were appropriate considering the effect of the 2016 Reverse Split on our capitalization.

The Director Compensation Policy is intended to provide a total compensation package that enables us to attract and retain qualified and experienced individuals to serve as directors and to align our directors’ interests with those of our stockholders.

Our Chief Executive Officer did not receive any additional compensation in 2017 for his service on our Board.

On May 31, 2017, each non-employee director of our Board received a grant of non-qualified stock options to purchase 25,000 shares of our common stock under our 2011 Plan. Each of these options vests monthly over a one-year period.

Director Compensation Table

The following table sets forth the compensation information for our non-employee directors for the year ended December 31, 2017.

Name	Fees Earned or Paid in Cash ($)(1)		Option Awards ($)(2)(3)	Total ($)
Steve R. Carchedi	61,250		58,915	120,165
Matthew K. Fust	34,950	(4)	—	34,950
Steven B. Ketchum	40,000		58,915	98,915
Dayton Misfeldt	65,000	(5)	228,075	293,075
Geoffrey M. Parker(6)	45,000		58,915	103,915
Homer L. Pearce, Ph.D.	47,500		58,915	106,415
David C. Stump M.D.	50,000		58,915	108,915
James W. Young, Ph.D.	60,000		58,915	118,915

(1)	Consists of fees earned for Board and committee meeting attendance as described above.
(2)

The dollar amounts in this column represent the aggregate grant date fair value of stock option awards granted pursuant to the 2011 Plan in the year ended December 31, 2017. These amounts have been calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or FASB ASC Topic 718. For additional information on the valuation and forfeiture related assumptions, refer to Note 11, Stock-Based Compensation, of the Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2017, which identifies assumptions made in the valuation of option awards in accordance with FASB ASC Topic 718.

(3)

On May 31, 2017, each non-employee director of our Board, other than Mr. Fust, received a grant of non-qualified stock options to purchase 25,000 shares of our common stock. The aggregate grant date fair value of each such option award was $58,915. In connection with Mr. Misfeldt becoming the interim CEO, he received stock options to purchase 200,000 shares of our common stock, with a grant date fair value of $169,160, on December 29, 2017. As of December 31, 2017, each non-employee director held stock options to purchase the following aggregate number of shares of our common stock: Mr. Carchedi held options to purchase 48,333 shares of our common stock; Mr. Fust held options to purchase 42,500 shares of our common stock; Dr. Ketchum held options to purchase 77,595 shares of our common stock; Mr. Misfeldt held options to purchase 260,555 shares of our common stock; Mr. Parker held options to purchase 25,520 shares of our common stock; Drs. Pearce and Stump each held options to purchase 62,500 shares of our common stock; and Dr. Young held options to purchase 64,722 shares of our common stock.

(4)	Mr. Fust resigned from the Board and the Audit Committee on May 31, 2017.
(5)

In 2017, Mr. Misfeldt’s director compensation was paid to Bay City Capital LLC, manager of the general partner to Bay City Capital Fund V, L.P. and Bay City Capital Fund V Co-Investment Fund, L.P., as described in the “Security Ownership of Certain Beneficial Owners and Management” section of this proxy statement.

(6)	Mr. Parker resigned from the Board on December 12, 2017, effective December 31, 2017.

CERTAIN INFORMATION WITH RESPECT TO EXECUTIVE OFFICERS

Biographies of Our Executive Officers

Set forth below is information regarding each of our executive officers as of March 1, 2018.

Name	Age	Position
Dayton Misfeldt	44	Interim Chief Executive Officer and Director
William P. Quinn	47	Chief Financial Officer, Senior Vice President, Finance and Corporate Development

Biographical information with regard to Mr. Misfeldt is presented under “Class I Nominees for Election to the Board of Directors for a Three-Year Term Expiring in 2021” in this proxy statement.

William P. Quinn has served as our Chief Financial Officer, Senior Vice President, Finance and Corporate Development since November 2017.  Mr. Quinn served as the President and Chief Executive Officer of Bullet Biotechnology from September 2011 to November 2017, where he was responsible for operations, strategy, and corporate development, including establishing all necessary operation functions, finding partners to build a robust R&D and manufacturing capability, and multiple rounds of funding . Bullet Biotechnology was a private biotechnology company developing products that improve a patient’s immune system’s ability to fight cancer. He previously worked at Jazz Pharmaceuticals, a Nasdaq-listed pharmaceutical company, from March 2003 to June 2011, most recently as Executive Director of Corporate Development, where he led corporate development, investor relations, partnering, mergers and acquisitions, and strategy functions for Jazz. Prior to that, Mr. Quinn worked as Chief Operating Officer and Chief Financial Officer at Novation Biosciences, a biotechnology company, and as an Associate Partner at Mobius Venture Capital, an early-stage venture capital fund. Since March 2011, Mr. Quinn has served on the Board of A Foundation Building Strength, a non-profit dedicated to finding treatments for Nemaline Myopathy. Mr. Quinn holds a B.A. and  M.A. from Stanford University and an M.B.A. from Stanford Graduate School of Business.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

Summary Compensation Table

The following table sets forth information regarding the compensation for services performed during the years ended December 31, 2017 and 2016, awarded to, paid to or earned by (i) our former Chief Executive Officer, (ii) our Chief Financial Officer and (iii) our former Chief Financial Officer, our only executive officers during 2017. Such individuals are referred to as our “named executive officers” for the year ended December 31, 2017. All compensation awarded to, earned by, or paid to our named executive officers are included in the table below for the years indicated.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)		Option Awards ($)(2)		Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)		Total ($)
Daniel N. Swisher, Jr.(3)	2017	528,519	—		33,465	(4)	—	3,466		565,450
Former CEO and President	2016	513,125	—		772,752		255,000	3,466		1,544,343
William P. Quinn(5)	2017	33,106	15,000	(6)	530,886		—	2,553		581,544
Chief Financial Officer, Senior Vice President, Finance and Corporate Development
Eric H. Bjerkholt(7)	2017	137,301	—		—		—	185,236	(8)	322,537
Former Executive Vice President, Corporate Development and Finance, Chief Financial Officer and Corporate Secretary	2016	410,500	—		305,881		149,000	4,306		869,687

(1)

Includes amounts earned but deferred at the election of the named executive officer, such as salary deferrals under our 401(k) Plan established under Section 401(k) of the Code. Salary increases for fiscal year 2017 made in February 2017 were not made retroactive to the beginning of the fiscal year. As such, the salary earned by each Named Executive Officer in fiscal year 2017 is less than the 2017 annual base salary described elsewhere in this proxy statement.

(2)

The dollar amounts in this column represent the aggregate grant date fair value of stock option awards granted pursuant to our equity compensation plans for the respective fiscal year. These amounts have been calculated in accordance with FASB ASC Topic 718. For additional information on the valuation assumptions, refer to Note 11, Stock-Based Compensation, of the Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2017, which identifies assumptions made in the valuation of option awards in accordance with FASB ASC Topic 718.

(3)	On December 2, 2017, Mr. Swisher tendered his resignation as an officer, President, Corporate Secretary and director of Sunesis, effective December 31, 2017.
(4)	Consists of incremental value of the exchange options in connection of the stock option exchange program in 2017.
(5)

On November 29, 2017, the board appointed William P. Quinn as our Chief Financial Officer, Senior Vice President, Finance and Corporate Development and to serve as our principal financial officer and principal accounting officer, effective as of November 30, 2017.

(6)	Consist of sign-on bonus in connection to Mr. Quinn joining Sunesis and becoming our Chief Financial Officer, Senior Vice President, Finance and Corporate Development.
(7)	On April 7, 2017, Mr. Bjerkholt tendered his resignation as an officer and employee of Sunesis, effective April 27, 2017.
(8)	Consists of $602 in group life insurance premiums, $2,500 in matching 401(k) contributions, and $182,134 related to the acceleration of his stock option in connection to Mr. Bjerkholt’s resignation.

Narrative to Summary Compensation Table

2017 Bonus Program

In March 2017, our Board approved the 2017 Bonus Program, which provided our named executive officers and other eligible employees the opportunity to earn bonuses based on the level of achievement from January 1, 2017, through December 31, 2017, by us of certain corporate objectives and by each participant of certain individual performance objectives. A participant must have remained an employee through the payment date under the 2017 Bonus Program to have earned a bonus.  None of named executive officers received bonuses under the 2017 Bonus Program, as Mr. Swisher and Mr. Bjerkholt were no longer employed by Sunesis at the time when the Compensation Committee approved the payment of bonuses to certain of our employees in February of 2018.  Since Mr. Quinn only joined Sunesis in November of 2017, he was not eligible to participate in the 2017 Bonus Program.

Option Exchange

On June 9, 2017, upon approval of our board of directors and stockholders, we launched an option exchange program (the “Offer”) for our officers and employees to exchange eligible out of the money stock options for new stock options. Pursuant to the Offer, Sunesis accepted for cancellation, eligible options to purchase an aggregate of 778,928 shares of our Common Stock and granted new options to purchase 543,650 shares of the Common Stock in exchange for the cancellation of the tendered eligible options. The exercise price per share of the new options granted pursuant to the Offer was $2.62 per share, and was equal to the closing price per share of the Common Stock on the Nasdaq Stock Market on the grant date of the new options. In connection with the Offer program, Mr. Swisher was granted new options to purchase 257,759 shares of our Common Stock with an incremental fair value of $33,465, which is disclosed in the Summary Compensation Table above.

Employment Agreements

On November 29, 2017, the board appointed William P. Quinn as our Chief Financial Officer, Senior Vice President, Finance and Corporate Development and to serve as our principal financial officer and principal accounting officer, effective as of November 30, 2017.  Pursuant to the terms of his offer letter, Mr. Quinn’s employment is at will and may be terminated at any time by Sunesis or Mr. Quinn. Under the terms of the offer letter, Mr. Quinn is entitled to receive an annual base salary of $380,000, one-time sign-on bonus equal to $15,000 and an annual target bonus of 35% of his annual base salary beginning in 2018, subject to approval of the Board. In accordance with the offer letter, Mr. Quinn was also granted an option to purchase 232,500 shares of our common stock on November 30, 2017. 25% of the shares subject to the option will vest on November 30, 2018, the first anniversary of the Effective Date, and the remaining shares vest in 36 equal monthly installments thereafter, until either the option is fully vested or Mr. Quinn’s employment ends, whichever occurs first.

Stock Option Grants in 2017

See “Outstanding Equity Awards at Fiscal Year-End” below for the terms of the stock options held by our named executive officers as of December 31, 2017, including the stock options granted to our named executive officers in 2017.

Outstanding Equity Awards at Fiscal Year-End

The following information sets forth the outstanding option awards and stock awards held by our named executive officers as of December 31, 2017.

		Option Awards(1)
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date
Daniel N. Swisher, Jr.	11/30/15	91,667	18,333	(2)	6.18	3/31/19
Former CEO and President
	11/30/16	65,000	175,000	(3)	4.00	3/31/19
	7/10/17	52,477	205,282	(4)	2.62	3/31/19

William P. Quinn	11/30/17	—	232,000	(3)	2.89	11/30/27
Chief Financial Officer, Senior Vice President, Finance and Corporate Development
Eric H. Bjerkholt	6/30/08	1,875	—		51.84	9/30/18
Former Executive Vice President, Corporate Development and Finance, Chief Financial Officer and Corporate Secretary
	8/31/09	12,500	—		17.64	9/30/18
	6/30/11	75,000	—		12.54	9/30/18
	2/29/12	19,167	—		10.44	9/30/18
	2/28/13	16,667	—		31.32	9/30/18
	2/28/14	17,360	—		39.30	9/30/18
	10/31/14	15,556	—		10.20	9/30/18
	11/30/15	28,500	—		6.18	9/30/18

(1)

All of the option awards granted since March 2011 were granted under the 2011 Plan and all of the option awards granted before March 2011 were granted under the 2005 Plan. Unless stated otherwise, all option awards vest monthly during the 48-month period measured from the grant date, subject to the holder’s continued service with us.

(2)

40% of the shares subject to this option award vest on the one year anniversary of the vesting commencement date (November 30, 2016), with the remaining shares vesting in 18 equal monthly installments thereafter.

(3)

25% of the shares subject to this option award vest on the one year anniversary of the vesting commencement date, with the remaining shares vesting in equal monthly installments over the subsequent three years.

(4)

Options granted on July 10, 2017 were part of the Offer program will vest in equal monthly installments until December 31, 2018, the end of Mr. Swisher’s advisory period per the Advisor Service Agreement.

Potential Payments upon Termination or Change of Control

Executive Severance Benefits Agreements

We entered into an Executive Severance Benefits Agreement on January 2, 2018, with William P. Quinn, Chief Financial Officer, Senior Vice President, Finance and Corporate Development of Sunesis.

Under this agreement, subject to Mr. Quinn’s (i) entry into a general release of claims in favor of Sunesis and its affiliates, (ii) resignation from all of his positions with Sunesis and (iii) continued compliance with all of his obligations to Sunesis and its affiliates including those under the agreement and his confidential information and invention assignment agreement, Mr. Quinn will be entitled to receive the following benefits:

•

In the event that Mr. Quinn is terminated by Sunesis other than for “cause” or suffers a “constructive termination” (each as defined in the Agreement) (collectively, a “Covered Termination”), (a) he will receive a severance payment equal to his then applicable base salary for a period of nine months paid in a single lump sum on the 60th day following the termination, (b) if he timely elects and remains eligible for continued coverage under COBRA, the health insurance premiums that Sunesis was paying on behalf of Mr. Quinn and his covered dependents prior to the date of termination, until the earliest of (1) nine months following termination, (2) the date Mr. Quinn ceases to be eligible for COBRA continuation coverage, or (3) the date Mr. Quinn becomes eligible for substantially equivalent insurance in connection with new employment or self-employment (collectively, the “Severance Benefits”);

•

In the event of a “change of control” (as defined in the Agreement), the vesting of 50% of the unvested stock options and other stock awards for our common stock held by Mr. Quinn as of immediately prior to such change of control will accelerate; and

•

In the event that Mr. Quinn suffers a Covered Termination on or within 12 months following a change of control, in addition to the Severance Benefits, the vesting of the unvested stock options and other stock awards for our common stock held by Mr. Quinn as of immediately prior to such termination will accelerate in full.

We entered into amended and restated executive severance benefits agreements with Mr. Swisher and Mr. Bjerkholt in April 2016 to provide certain benefits upon a change of control or termination of employment. However, as described below, the executive severance benefits agreement with Mr. Swisher was superseded by an advisor agreement before the end of 2017, and Mr. Bjerkolt was not entitled to any benefits under his executive severance benefits agreement as a result of his voluntary termination with Sunesis, and so neither was entitled to any severance or change of control benefits as of December 31, 2017.

On December 2, 2017, Mr. Swisher provided notice of his resignation from all of his positions with Sunesis, including as Chief Executive Officer, President, Corporate Secretary and director of Sunesis, effective as of December 31, 2017. On December 3, 2017, the Board resolved that, subject to Mr. Swisher’s agreement to serve as a strategic advisor to the Board, effective as of January 1, 2018, until December 31, 2018, or earlier termination by Sunesis (the “Advisory Period”), Mr. Swisher would (i) receive $125,000 payable in cash and stock in lieu of his anticipated bonus for 2017, on or about January 5, 2018, the allocation between cash and stock to be determined by the Board in their sole discretion, and (ii) continue to vest the options and other company equity granted to Mr. Swisher through the end of the Advisory Period for so long as he continued to provide the advisory services to Sunesis, at which time any further vesting of his options and equity grants would cease and Mr. Swisher would have three months from the end of the Advisory Period to exercise his vested options.

On April 7, 2017, Mr. Bjerkholt tendered his resignation as an officer and employee of Sunesis, effective April 27, 2017. Because Mr. Bjerkholt’s resignation was a voluntary termination, Mr. Bjerkholt was not entitled to any benefits under his executive severance benefits agreement in connection with his resignation.

The Compensation Committee believes such agreements help us attract and retain employees in a marketplace where such protections are commonly offered by our peer companies. We also believe that severance protections offered upon terminations arising in connection with a change of control allow our executives to assess a potential change of control objectively, without regard to the potential impact of the transaction on their own job security. At the time we originally entered into the executive severance benefits agreements with Mr. Swisher, Mr. Bjerkholt and Mr. Quinn, the Compensation Committee determined that the terms of such executive severance benefits agreements reflected industry standard severance payments, benefits and equity acceleration.

In general, a “change of control” under the executive severance benefits agreements includes (a) an acquisition transaction in which a person or group becomes the beneficial owner of more than 50% of our voting stock (with certain exceptions as described in the agreements); (b) the consummation of certain types of corporate transactions, such as a merger, consolidation, reorganization, business combination or sale of all or substantially all of our assets; or (c) the approval of a liquidation or dissolution of Sunesis by its stockholders.

Each of the executive severance benefits agreements described above provides (or provided) that, in the event that any benefits provided in connection with a change of control (or a related termination of employment) would be subject to the 20% excise tax imposed by Section 4999 of the Code, the executive officer will receive (or would have received) the greater, on an after-tax basis (taking account of all federal, state and local taxes and excise taxes), of such benefits or such lesser amount of benefits as would result in no portion of the benefits being subject to the excise tax. An executive officer’s receipt of any severance benefits is subject to his execution of a release in favor of Sunesis. Any benefits under the executive severance benefits agreement would terminate immediately if the executive officer, at any time, violates any proprietary information or confidentiality obligation to us.

Retirement Savings

We encourage our executives and employees generally to plan for retirement compensation through voluntary participation in our 401(k) Plan. All of our employees, including our executives, may participate in our 401(k) Plan by making pre-tax contributions from wages of up to 60% of their annual cash compensation, up to the current Internal Revenue Service limits. All of our executives can participate in the 401(k) Plan on the same terms as our employees. We believe this program is comparable with programs offered by our peer companies and assists us in attracting and retaining our executives.

During the years ended December 31, 2017 and 2016, Messrs. Swisher, Quinn and Bjerkholt elected to defer a portion of their compensation under the 401(k) Plan and, as a result, received corresponding matching contributions from us.

Change of Control Equity Incentive Plan Protections

Our 2005 Plan provides that upon certain events, including a merger, our Board (or any committee delegated authority by our Board) may, in its discretion, make proportionate adjustments it deems appropriate to reflect such change with respect to (i) the aggregate number and type of shares that may be issued under the applicable plan, (ii) the terms and conditions of any outstanding awards, and (iii) and the grant or exercise price of any outstanding awards.

In addition, our 2005 Plan includes change of control provisions, which may result in the accelerated vesting of outstanding awards. In the event of a change of control where a participant’s awards are assumed by the surviving or successor entity or such successor substitutes substantially similar awards for those outstanding, then 50% of such participant’s unvested awards shall become fully exercisable, and all forfeiture restrictions shall lapse, immediately prior to such change of control. The vesting of any remaining unvested shares would accelerate and immediately vest in the event the participant is terminated without cause or resigns for good reason within 12 months following such change of control. Alternatively, if a change of control occurs and a participant’s outstanding awards are not assumed by the surviving or successor entity and such successor does not substitute substantially similar awards for those awards outstanding under the 2005 Plan, such outstanding awards shall become fully exercisable, and all forfeiture restrictions on such outstanding awards shall lapse. Upon or in anticipation of a change of control, the Board (or any committee delegated authority by our Board) may cause any outstanding awards to terminate and shall give participants the right to exercise such awards during a period of time the Board (or committee) shall determine.

Pursuant to our 2011 Plan, a stock award may be subject to additional acceleration of vesting upon or after a “change in control,” as provided in the applicable stock award agreement or any other written agreement between Sunesis and the participant. In the absence of such provision, the 2011 Plan shall govern. Under the 2011 Plan, if the surviving or acquiring entity (or its parent company) elects not to assume or substitute for outstanding stock awards, then, with respect to any such stock awards that are held by participants whose service with us or an affiliate has not terminated as of immediately prior to the change in control, the vesting and exercisability of such stock awards will be accelerated in full. In the event of a change in control in which the surviving or acquiring entity (or its parent company) assumes or continues substantially similar awards for outstanding stock awards and if such participant’s continuous service terminates due to an involuntary termination (not including death or disability) without cause or due to a voluntary resignation for good reason on or within 12 months after the effective time of such change in control, the vesting and exercisability of such stock awards will be accelerated in full effective as of the date of the participant’s termination of continuous service.

We believe that the terms of our equity incentive plans described above are consistent with industry practice.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

There has not been, nor is there currently proposed, any transaction or series of similar transactions to which Sunesis was or is to be a party in which the amount involved exceeds $120,000 and in which any current director, executive officer, holder of more than 5% of our Common Stock or any immediate family member of any of the foregoing persons had or will have a direct or indirect material interest requiring disclosure in this proxy statement

Certain Related Party Transactions

Participation in Public Offering

On October 19, 2016, we completed underwritten public offerings of (i) 4,935,500 shares of our common stock at a price to the public of $3.85 per share, and (ii) 1,558 shares of our non-voting Series C Convertible Preferred Stock at a price to the public of $3,850. Entities affiliated with BVF Inc., which beneficially owns more than 5% of our outstanding common stock, purchased 1,558 shares of Series C Convertible Preferred Stock for a total purchase price of $5,998,300.

On October 27, 2017, we completed underwritten public offerings of (i) 7,500,000 shares of our common stock and accompanying warrants to purchase 3,750,000 shares of our common stock at a price to the public of $2.00 for each share of common stock and warrant to purchase 0.5 shares of common stock, and (ii) 2,500 shares of our non-voting Series D Convertible Preferred Stock and accompanying warrants to purchase 1,250,000 shares of our common stock at a price to the public of $2,000 for each share of Series D Convertible Preferred Stock and warrant to purchase 500 shares of common stock. The exercise price of the warrants is $3.00 per whole share of common stock. The warrants may be exercised at any time until and including October 27, 2018. Gross proceeds from the sale were $20.0 million and net proceeds were approximately $18.6 million. Entities affiliated with BVF Inc., which beneficially owns more than 5% of our outstanding common stock, purchased 2,500 shares of Series D Convertible Preferred Stock and accompanying warrants to purchase 1,250,000 shares of common stock for a total purchase price of $5 million in the offering. In addition, entities affiliated with Bay City Capital LLC purchased 400,000 shares of common stock and accompanying warrants to purchase 200,000 shares of common stock for a total purchase price of $800,000.  Dayton Misfeldt, a member of our Board and our Interim Chief Executive Officer, is a partner of Bay City Capital LLC.

Related Person Transactions Policy and Procedure

It is our policy that any transaction with an executive officer, director, nominee for the election as a director, beneficial owner of more than 5% of any class of our common stock or any member of the immediate family of any of the foregoing persons, must first be presented to the Audit Committee for review, consideration and approval, to the extent required by SEC regulations. This policy is included in our Code of Business Conduct and Ethics.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of March 1, 2018 (except as noted), information regarding beneficial ownership of our common stock by:

•	each person, or group of affiliated persons, known by us to beneficially own more than five percent of our common stock;
•	each of our NEOs;
•	each director and nominee for director; and
•	all of our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC and generally means that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power of that security, and includes options and warrants that are exercisable and Series B, Series C and Series D preferred stock convertible as of or within 60 days of March 1, 2018. Shares of common stock subject to stock options and warrants exercisable and Series B, Series C and Series D preferred stock convertible as of or within 60 days of March 1, 2018, are deemed to be outstanding for computing the percentage ownership of the person holding these options and warrants or convertible preferred stock and the percentage ownership of any group of which the holder is a member, but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote, and subject to community property laws where applicable, we believe the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

This table lists applicable percentage ownership based on 34,348,917 shares of common stock outstanding as of March 1, 2018. Unless otherwise indicated, the address for each of the beneficial owners in the table below is c/o Sunesis Pharmaceuticals, Inc., 395 Oyster Point Boulevard, Suite 400, South San Francisco, California 94080.

	Beneficial Ownership(1)
Name of Beneficial Owner	Shares of Common Stock Beneficially Owned (#)(2)	Percentage of Common Stock Beneficially Owned (%)
5% Stockholders:
Entities affiliated with MPM Capital Inc.(3)	4,956,500	13.77%
Entities affiliated with RA Capital Management, LLC(4)	3,596,840	10.32%
Entities affiliated with BVF Inc. (5)	3,570,362	9.98%
Entities affiliated with Aisling Capital IV, LP(6)	2,975,000	8.56%
Entities affiliated with Eventide Asset Management, LLC (7)	2,265,455	6.59%
Entities affiliated with Balyasny Asset Management LP (8)	2,200,000	6.40%
Entities affiliated with Boxer Capital, LLC (9)	2,125,000	6.19%
Named Executive Officers and Directors:
Dayton Misfeldt(10)	1,820,772	5.27%
Daniel N. Swisher, Jr.(11)	304,907	*
William P. Quinn (12)	—	—
Eric H. Bjerkholt(13)	211,723	*
Steven B. Ketchum, Ph.D.(14)	86,621	*
James W. Young, Ph.D.(15)	69,499	*
Homer L. Pearce, Ph.D.(16)	60,416	*
David C. Stump, M.D.(17)	60,416	*
Steve R. Carchedi(18)	46,249	*
H. Ward Wolff (19)	—	—
All executive officers and directors as a group (10 persons)	2,660,603	7.53%

*	Represents beneficial ownership of less than one percent (1.0%) of the outstanding shares of our capital stock.

(1)

This table is based upon information provided to us by our executive officers and directors and upon information about principal stockholders known to us based on Schedules 13G and 13D filed with the SEC and otherwise available.

(2)	Includes shares issuable pursuant to stock options and warrants exercisable and Series B, Series C and Series D preferred stock convertible within 60 days of March 1, 2018.
(3)

Includes 1,625,000 shares issuable upon the exercise of warrants. Based on the 13G/A filing on February 6, 2018, reporting beneficial ownership as of December 31, 2017. The Schedule 13G/A provides information only as of December 31, 2017, and, consequently, the beneficial ownership of the above-mentioned reporting person may have changed between December 31, 2017 and March 1, 2018. MPM Capital Inc. or Oncology Impact Fund (Cayman) Management, L.P. (“OIF Cayman”), as the general partner of UBS Oncology Impact Fund L.P. (“UBS”), MPM Oncology Impact Management, LP (“MPM LP”), as the general partner of OIF Cayman, and MPM Oncology Impact Management GP LLC (“MPM GP”), as the general partner of MPM LP, may be deemed to indirectly beneficially own the securities held by UBS. Ansbert Gadicke is the sole member of MPM GP. However, all voting and investment decisions are made by an investment committee comprising three or more members, including Ansbert Gadicke. Each member of the investment committee expressly disclaims beneficial ownership of the reported securities. The address of the principal business and office of MPM Capital Inc. and its affiliates is 450 Kendall Street, Cambridge, MA 02142.

(4)

Includes 500,000 shares issuable upon the exercise of warrants. Based on the 13G filing on November 13, 2017, reporting beneficial ownership as of October 25, 2017. The Schedule 13G/A provides information only as of October 25, 2017, and, consequently, the beneficial ownership of the above-mentioned reporting person may have changed between December 31, 2017 and March 1, 2018. RA Capital Management, LLC (“Capital”) is the general partner of the RA Capital Healthcare Fund, L.P. (the “Fund”) and serves as investment adviser for a separately managed account (the “Account”). Mr. Kolchinsky is the manager of Capital. As the investment adviser to the Fund and the Account, Capital may be deemed a beneficial owner, for purposes of Section 13(d) of the Securities Exchange Act of 1934 (the “Act”), of any securities of the Issuer owned by the Fund or the Account. As the manager of Capital, Mr. Kolchinsky may be deemed a beneficial owner, for purposes of Section 13(d) of the Act, of any securities of the Issuer beneficially owned by Capital. Capital and Mr. Kolchinsky disclaim beneficial ownership of the securities reported in this Schedule 13G Statement (the “Statement”) other than for the purpose of determining their obligations under Section 13(d) of the Act, and neither the filing of the Statement nor the filing of this Amendment shall be deemed an admission that either Capital or Mr. Kolchinsky is or was the beneficial owner of such securities for any other purpose. The address of the principal business and office of Capital and its affiliates is 20 Park Plaza, Suite 1200, Boston, MA 02116.

(5)

Based on the 13G/A filing on February 14, 2018, reporting beneficial ownership as of December 31, 2017. The Schedule 13G/A provides information only as of December 31, 2017, and, consequently, the beneficial ownership of the above-mentioned reporting person may have changed between December 31, 2017 and March 1, 2018. BVF Partners L.P., or Partners, is the general partner of Biotechnology Value Fund, L.P., or BVF, and Biotechnology Value Fund II, L.P., or BVF II, is the investment manager of Biotechnology Value Trading Fund OS LP, or Trading Fund OS, and the sole member of BVF Partners OS Ltd, or Partners OS. BVF Inc. is the general partner of Partners, and Mark N. Lampert is a director and officer of BVF Inc. Partners OS disclaims beneficial ownership of the shares of common stock beneficially owned by Trading Fund OS. Each of Partners, BVF Inc. and Mr. Lampert disclaims beneficial ownership of the shares of common stock beneficially owned by BVF, BVF II, Trading Fund OS, and certain Partners management accounts. Series B, Series C and Series D preferred stock per their terms shall not be converted if, after such conversion, its holding group would beneficially own more than 9.98% of the number of shares of common stock then issued and outstanding. The address of the principal business and office of BVF Inc. and its affiliates is 1 Sansome Street, 30th Floor, San Francisco, CA 94104. Includes (i) 607,500 shares of Common Stock currently issuable upon the exercise of Warrants (as defined below) held by BVF, (ii) 435,500 shares of Common Stock currently issuable upon the exercise of Warrants held by BVF2, (iii) 114,500 shares of Common Stock currently issuable upon the exercise of Warrants held by Trading Fund OS, and (iv) 92,500 shares of Common Stock currently issuable upon the exercise of Warrants held within the Partners Managed Accounts. The Warrants may not be exercised if, after such exercise, the Reporting Persons would beneficially own, as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, more than 9.99% of the number of shares of Common Stock then issued and outstanding.  Includes 277,166 shares of Common Stock currently issuable upon the conversion of Series B Preferred (as defined below) held by BVF. The Series B Preferred may not be converted if, after such conversion, the Reporting Persons would beneficially own, as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, more than 9.98% of the number of shares of Common Stock then issued and outstanding. In providing beneficial ownership described herein, the Reporting Persons have assumed only certain Series B Preferred held by BVF would be converted, and the remaining Series B Preferred held by BVF, BVF2 and Trading Fund OS would not be converted, as the conversion of the Series B Preferred held by BVF to acquire 277,166 shares of Common Stock bring the Reporting Persons to the aggregate 9.98% limitation. Excludes (i) 1,013,998 shares of Common Stock currently issuable upon the conversion of certain Series B Preferred held by BVF, (ii) 745,165 shares of Common Stock currently issuable upon the conversion of Series B Preferred held by BVF2, and (iii) 236,833 shares of Common Stock currently issuable upon the conversion of Series B Preferred held by Trading Fund OS, due to the 9.98% limitation. Excludes (i) 668,000 shares of Common Stock currently issuable upon the conversion of Series C Preferred (as defined below) held by BVF, (ii) 574,000 shares of Common Stock currently issuable upon the conversion of Series C Preferred held by BVF2, (iii) 155,000 shares of Common Stock currently issuable upon the conversion of Series C Preferred held by Trading Fund OS, and (iv) 161,000 shares of Common Stock currently issuable upon the conversion of Series C Preferred held within the Partners Managed Accounts, due to the 9.98% limitation. The Series C Preferred may not be converted if, after such conversion, the Reporting Persons would beneficially own, as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, more than 9.98% of the number of shares of Common Stock then issued and outstanding. Excludes (i) 1,215,000 shares of Common Stock currently issuable upon the conversion of Series D Preferred (as defined below) held by BVF, (ii) 871,000 shares of Common Stock currently issuable upon the conversion of Series D Preferred held by BVF2, (iii) 229,000 shares of Common Stock currently issuable upon the conversion of Series D Preferred held by Trading Fund OS, and (iv) 185,000 shares of Common Stock currently issuable upon the conversion of Series D Preferred held within the Partners Managed Accounts, due to the 9.98% limitation. The Series D Preferred may not be converted if, after such conversion, the Reporting Persons would beneficially own, as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, more than 9.98% of the number of shares of Common Stock then issued and outstanding. The Reporting Persons may choose to convert the Warrants, the Series B Preferred, the Series C Preferred or the Series D Preferred in other amounts among the Reporting Persons, while continuing to comply with the aggregate 9.98% limitation.

(6)

Includes 375,000 shares issuable upon the exercise of warrants. Based on the 13G/A filing on February 7, 2018, reporting beneficial ownership as of December 31, 2017. The Schedule 13G/A provides information only as of December 31, 2017, and, consequently, the beneficial ownership of the above-mentioned reporting person may have changed between December 31, 2017 and March 1, 2018. Aisling Capital Partners IV LLC, or Aisling Partners GP, is a general partner of Aisling Capital Partners IV, LP, which is a general partner of Aisling Capital IV, LP, or Aisling. Mr. Steve Elms and Mr. Andrew Schiff is each a managing member of Aisling Partners GP. Each of Aisling, Aisling Partners and Aisling Partners GP may be deemed to have sole power to direct the voting and disposition of the shares of common stock beneficially owned by Aisling. Each of Messrs. Elms and Schiff may be deemed to share the power to direct the voting and the disposition of the shares of common stock beneficially owned by Aisling. The address of the principal business and office of Aisling and its affiliates is 888 Seventh Avenue, 12 th Floor, New York, NY 10106.

(7)

Based on the 13G filing on February 12, 2018, reporting beneficial ownership as of December 31, 2017. The Schedule 13G/A provides information only as of December 31, 2017, and, consequently, the beneficial ownership of the above-mentioned reporting person may have changed between December 31, 2017 and March 1, 2018. Eventide Asset Management, LLC, a Delaware limited liability company is the beneficial owner by virtue of being the investment adviser to registered investment companies (mutual funds). All 2,265,455 common shares, were held by the Eventide Healthcare & Life Sciences Fund. The address of the principal business and office of Eventide Asset Management, LLC, and its affiliates is One International Place, Suite 3510, Boston, MA 02110.

(8)

Based on the 13G/A filing on February 14, 2018, reporting beneficial ownership as of December 31, 2017. The Schedule 13G/A provides information only as of December 31, 2017, and, consequently, the beneficial ownership of the above-mentioned reporting person may have changed between December 31, 2017 and March 1, 2018. Balyasny Asset Management L.P. is a Delaware limited partnership (“BAM”), is the investment manager to each of Atlas Master Fund, Ltd., Atlas Global, LLC, Atlas Global Investments, Ltd., Atlas Institutional Fund, LLC, Atlas Institutional Fund, Ltd., Atlas Global Japan Unit Trust, Atlas Enhanced Master Fund, Ltd., Atlas Enhanced Fund, L.P., Atlas Enhanced Fund, Ltd., Atlas Fundamental Trading Master Fund Ltd., Atlas Fundamental Trading Fund, L.P., and Atlas Fundamental Trading Fund Ltd.. The address of the principal business and office of BAM and its affiliates is 444 West Lake Street, 50th Floor, Chicago, IL 60606.

(9)

Based on 13G filing on March 8, 2018, reporting beneficial ownership as of February 21, 2018. The Schedule 13G/A provides information only as of February 21, 2018, and, consequently, the beneficial ownership of the above-mentioned reporting person may have changed between February 21, 2018 and March 1, 2018. Boxer Asset Management Inc. is the managing member and majority owner of Boxer Capital, LLC. Joe Lewis is the sole indirect beneficial owner of and controls Boxer Management Inc. The address of the principal business and office of Boxer Capital, LLC, and its affiliates is 11682 El Camino Real, Suite 320, San Diego, CA 92130 .

(10)

Includes 1,628,968 shares of our common stock outstanding held by entities affiliated with Bay City Capital LLC, or BCC. Mr. Misfeldt is a partner of BCC. BCC is the manager of Management V. Management V, the general partner of Fund V and Co-Investment V, has sole voting and dispositive power with respect to the securities held by Fund V and Co-Investment V. BCC, as the manager of Management V, is also an advisor to Fund V and Co-Investment V. Also includes option held by Mr. Misfeldt to purchase 191,804 share of our common stock exercisable within 60 days of

March 1, 2018. The address for Mr. Misfeldt is c/o Bay City Capital, 750 Battery Street, Suite 400, San Francisco, CA 94111.
(11)

Includes options held by Mr. Swisher to purchase 304,907 shares of our common stock that are exercisable within 60 days of March 1, 2018. Also includes 19,114 shares of common stock outstanding that are held in the Swisher Revocable Trust for which Mr. Swisher is the trustee.

(12)	Mr. Quinn does not hold any shares of our common stock exercisable within 60 days of March 1, 2018.
(13)	Includes options held by Mr. Bjerkholt to purchase 186,625 shares of our common stock exercisable within 60 days of March 1, 2018.
(14)	Consists of options held by Dr. Ketchum to purchase 75,511 shares of our common stock exercisable within 60 days of March 1, 2018.
(15)

Includes 326 shares of our common stock held by family members of Dr. Young. Dr. Young disclaims beneficial ownership of such shares, except to the extent of his pecuniary interest therein. Also includes options held by Dr. Young to purchase 62,638 shares of common stock that are exercisable within 60 days of March 1, 2018.

(16)	Consists of options held by Dr. Pearce to purchase 60,416 shares of our common stock exercisable within 60 days of March 1, 2018.
(17)	Consists of options held by Dr. Stump to purchase 60,416 shares of our common stock exercisable within 60 days of March 1, 2018.
(18)	Consists of options held by Mr. Carchedi to purchase 46,249 shares of our common stock exercisable within 60 days of March 1, 2018.
(19)	Mr. Wolff does not hold any shares of our common stock exercisable within 60 days of March 1, 2018.

OTHER INFORMATION

Stockholder Proposals for Inclusion in our 2019 Proxy Statement

Our stockholders may submit proposals on matters appropriate for stockholder action at meetings of our stockholders in accordance with Rule 14a-8 promulgated under the Exchange Act. For such proposals to be included in our proxy materials relating to the 2019 annual meeting of stockholders, all applicable requirements of Rule 14a-8 must be satisfied and such proposals must be received by us no later than December 26, 2018. However, if our 2019 annual meeting of stockholders is not held between May 7, 2019 and July 6, 2019, then the deadline will be a reasonable time prior to the time we begin to print and mail our proxy materials. Such proposals should be submitted to our Corporate Secretary at Sunesis Pharmaceuticals, Inc., 395 Oyster Point Boulevard, Suite 400, South San Francisco, California 94080.

Our bylaws establish an advance notice procedure with regard to certain matters, including stockholder proposals, not included in our proxy statement, to be brought before an annual meeting of stockholders. In general, notice must be received in writing by our Corporate Secretary at Sunesis Pharmaceuticals, Inc., 395 Oyster Point Boulevard, Suite 400, South San Francisco, California 94080 not less than 120 days before the one year anniversary of the date on which we first mailed our proxy statement to stockholders in connection with the previous year’s annual meeting of stockholders and must contain specified information concerning the matters to be brought before such meeting and concerning the stockholder proposing such matters. Therefore, to be presented at our 2019 annual meeting, such a proposal must be received by us on or before December 26, 2018. If the date of the annual meeting is before May 7, 2019, or after July 6, 2019, our Corporate Secretary must receive such notice no later than the close of business on the later of 120 calendar days in advance of such annual meeting and 10 calendar days following the date on which public announcement of the date of such meeting is first made. We also advise you to review our bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations. The chairman of the 2019 annual meeting of stockholders may determine, if the facts warrant, that a matter has not been properly brought before the meeting and, therefore, may not be considered at the meeting. In addition, if you do not also comply with the requirements of Regulation 14A under the Exchange Act, our management will have discretionary authority to vote all shares for which it has proxies in opposition to any such stockholder proposal or director nomination.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (such as brokers) to satisfy the delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single set of other proxy materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A single set of proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of proxy materials in the future, you please notify your broker or write or call either (i) our Investor Relations Department at Sunesis Pharmaceuticals, Inc., 395 Oyster Point Boulevard, Suite 400, South San Francisco, California 94080, Attention: Corporate Secretary, telephone: (650) 266-3500, or (ii) Broadridge Financial Solutions, Inc., Householding Department, 51 Mercedes Way, Edgewood, New York 11717, telephone: (866) 540-7095. You will be removed from the householding program within 30 days of receipt of the revocation of your consent. If you revoke your consent, we will promptly deliver to you a separate copy of the proxy materials. Stockholders who currently receive multiple copies of the proxy materials at their addresses and would like to request “householding” of their communications should contact their brokers.

OTHER MATTERS

Other Matters at the Annual Meeting

The Board knows of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the Board may recommend.

By Order of the Board of Directors,

Dayton Misfeldt

Interim Chief Executive Officer

April ____, 2018

A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2017, AS FILED WITH THE SEC, INCLUDING COPIES OF THE EXHIBITS TO OUR ANNUAL REPORT ON FORM 10-K IF SPECIFICALLY REQUESTED, IS AVAILABLE WITHOUT CHARGE, UPON WRITTEN REQUEST OF ANY STOCKHOLDER. PLEASE ADDRESS ALL SUCH REQUESTS TO OUR INVESTOR RELATIONS DEPARTMENT AT SUNESIS PHARMACEUTICALS, INC., 395 OYSTER POINT BOULEVARD, SUITE 400, SOUTH SAN FRANCISCO, CALIFORNIA 94080, ATTENTION: CORPORATE SECRETARY BY TELEPHONE TO: (650) 266-3500, OR BY E-MAIL TO:  CORPORATESECRETARY@SUNESIS.COM .

Appendix A

§ 204 Ratification of defective corporate acts and stock

(a) Subject to subsection (f) of this section, no defective corporate act or putative stock shall be void or voidable solely as a result of a failure of authorization if ratified as provided in this section or validated by the Court of Chancery in a proceeding brought under § 205 of this title.

(b)(1) In order to ratify 1 or more defective corporate acts pursuant to this section (other than the ratification of an election of the initial board of directors pursuant to paragraph (b)(2) of this section), the board of directors of the corporation shall adopt resolutions stating:

(A) The defective corporate act or acts to be ratified;

(B) The date of each defective corporate act or acts;

(C) If such defective corporate act or acts involved the issuance of shares of putative stock, the number and type of shares of putative stock issued and the date or dates upon which such putative shares were purported to have been issued;

(D) The nature of the failure of authorization in respect of each defective corporate act to be ratified; and

(E) That the board of directors approves the ratification of the defective corporate act or acts.

Such resolutions may also provide that, at any time before the validation effective time in respect of any defective corporate act set forth therein, notwithstanding the approval of the ratification of such defective corporate act by stockholders, the board of directors may abandon the ratification of such defective corporate act without further action of the stockholders. The quorum and voting requirements applicable to the ratification by the board of directors of any defective corporate act shall be the quorum and voting requirements applicable to the type of defective corporate act proposed to be ratified at the time the board adopts the resolutions ratifying the defective corporate act; provided that if the certificate of incorporation or bylaws of the corporation, any plan or agreement to which the corporation was a party or any provision of this title, in each case as in effect as of the time of the defective corporate act, would have required a larger number or portion of directors or of specified directors for a quorum to be present or to approve the defective corporate act, such larger number or portion of such directors or such specified directors shall be required for a quorum to be present or to adopt the resolutions to ratify the defective corporate act, as applicable, except that the presence or approval of any director elected, appointed or nominated by holders of any class or series of which no shares are then outstanding, or by any person that is no longer a stockholder, shall not be required.

(2) In order to ratify a defective corporate act in respect of the election of the initial board of directors of the corporation pursuant to § 108 of this title, a majority of the persons who, at the time the resolutions required by this paragraph (b)(2) of this section are adopted, are exercising the powers of directors under claim and color of an election or appointment as such may adopt resolutions stating:

(A) The name of the person or persons who first took action in the name of the corporation as the initial board of directors of the corporation;

(B) The earlier of the date on which such persons first took such action or were purported to have been elected as the initial board of directors; and

(C) That the ratification of the election of such person or persons as the initial board of directors is approved.

(c) Each defective corporate act ratified pursuant to paragraph (b)(1) of this section shall be submitted to stockholders for approval as provided in subsection (d) of this section, unless:

(1) No other provision of this title, and no provision of the certificate of incorporation or bylaws of the corporation,

or of any plan or agreement to which the corporation is a party, would have required stockholder approval of such defective corporate act to be ratified, either at the time of such defective corporate act or at the time the board of directors adopts the resolutions ratifying such defective corporate act pursuant to paragraph (b)(1) of this section; and

(2) Such defective corporate act did not result from a failure to comply with § 203 of this title.

(d) If the ratification of a defective corporate act is required to be submitted to stockholders for approval pursuant to subsection (c) of this section, due notice of the time, place, if any, and purpose of the meeting shall be given at least 20 days before the date of the meeting to each holder of valid stock and putative stock, whether voting or nonvoting, at the address of such holder as it appears or most recently appeared, as appropriate, on the records of the corporation. The notice shall also be given to the holders of record of valid stock and putative stock, whether voting or nonvoting, as of the time of the defective corporate act, other than holders whose identities or addresses cannot be determined from the records of the corporation. The notice shall contain a copy of the resolutions adopted by the board of directors pursuant to paragraph (b)(1) of this section or the information required by paragraph (b)(1)(A) through (E) of this section and a statement that any claim that the defective corporate act or putative stock ratified hereunder is void or voidable due to the failure of authorization, or that the Court of Chancery should declare in its discretion that a ratification in accordance with this section not be effective or be effective only on certain conditions must be brought within 120 days from the applicable validation effective time. At such meeting, the quorum and voting requirements applicable to ratification of such defective corporate act shall be the quorum and voting requirements applicable to the type of defective corporate act proposed to be ratified at the time of the approval of the ratification, except that:

(1) If the certificate of incorporation or bylaws of the corporation, any plan or agreement to which the corporation was a party or any provision of this title in effect as of the time of the defective corporate act would have required a larger number or portion of stock or of any class or series thereof or of specified stockholders for a quorum to be present or to approve the defective corporate act, the presence or approval of such larger number or portion of stock or of such class or series thereof or of such specified stockholders shall be required for a quorum to be present or to approve the ratification of the defective corporate act, as applicable, except that the presence or approval of shares of any class or series of which no shares are then outstanding, or of any person that is no longer a stockholder, shall not be required;

(2) The approval by stockholders of the ratification of the election of a director shall require the affirmative vote of the majority of shares present at the meeting and entitled to vote on the election of such director, except that if the certificate of incorporation or bylaws of the corporation then in effect or in effect at the time of the defective election require or required a larger number or portion of stock or of any class or series thereof or of specified stockholders to elect such director, the affirmative vote of such larger number or portion of stock or of any class or series thereof or of such specified stockholders shall be required to ratify the election of such director, except that the presence or approval of shares of any class or series of which no shares are then outstanding, or of any person that is no longer a stockholder, shall not be required; and

(3) In the event of a failure of authorization resulting from failure to comply with the provisions of § 203 of this title, the ratification of the defective corporate act shall require the vote set forth in § 203(a)(3) of this title, regardless of whether such vote would have otherwise been required.

Shares of putative stock on the record date for determining stockholders entitled to vote on any matter submitted to stockholders pursuant to subsection (c) of this section (and without giving effect to any ratification that becomes effective after such record date) shall neither be entitled to vote nor counted for quorum purposes in any vote to ratify any defective corporate act.

(e) If a defective corporate act ratified pursuant to this section would have required under any other section of this title the filing of a certificate in accordance with § 103 of this title, then, whether or not a certificate was previously filed in respect of such defective corporate act and in lieu of filing the certificate otherwise required by this title, the corporation shall file a certificate of validation with respect to such defective corporate act in accordance with § 103 of this title. A separate certificate of validation shall be required for each defective corporate act requiring the filing of a certificate of validation under this section, except that (i) 2 or more defective corporate acts may be included in a single certificate of validation if the corporation filed, or to comply with this title would have filed, a single certificate under another provision of this title to effect such acts, and (ii) 2 or more overissues of shares of any class, classes or series of stock may be included in a single certificate of validation, provided that the increase in the number of authorized shares of each such class or series set forth in the certificate of validation shall be effective as of the date of the first such overissue. The certificate of validation shall set forth:

(1) Each defective corporate act that is the subject of the certificate of validation (including, in the case of any defective corporate act involving the issuance of shares of putative stock, the number and type of shares of putative stock issued and the date or dates upon which such putative shares were purported to have been issued), the date of such defective corporate act, and the nature of the failure of authorization in respect of such defective corporate act;

(2) A statement that such defective corporate act was ratified in accordance with this section, including the date on which the board of directors ratified such defective corporate act and the date, if any, on which the stockholders approved the ratification of such defective corporate act; and

(3) Information required by 1 of the following paragraphs:

a. If a certificate was previously filed under § 103 of this title in respect of such defective corporate act and no changes to such certificate are required to give effect to such defective corporate act in accordance with this section, the certificate of validation shall set forth (x) the name, title and filing date of the certificate previously filed and of any certificate of correction thereto and (y) a statement that a copy of the certificate previously filed, together with any certificate of correction thereto, is attached as an exhibit to the certificate of validation;

b. If a certificate was previously filed under § 103 of this title in respect of the defective corporate act and such certificate requires any change to give effect to the defective corporate act in accordance with this section (including a change to the date and time of the effectiveness of such certificate), the certificate of validation shall set forth (x) the name, title and filing date of the certificate so previously filed and of any certificate of correction thereto, (y) a statement that a certificate containing all of the information required to be included under the applicable section or sections of this title to give effect to the defective corporate act is attached as an exhibit to the certificate of validation, and (z) the date and time that such certificate shall be deemed to have become effective pursuant to this section; or

c. If a certificate was not previously filed under § 103 of this title in respect of the defective corporate act and the defective corporate act ratified pursuant to this section would have required under any other section of this title the filing of a certificate in accordance with § 103 of this title, the certificate of validation shall set forth (x) a statement that a certificate containing all of the information required to be included under the applicable section or sections of this title to give effect to the defective corporate act is attached as an exhibit to the certificate of validation, and (y) the date and time that such certificate shall be deemed to have become effective pursuant to this section.

A certificate attached to a certificate of validation pursuant to paragraph (e)(3)b. or c. of this section need not be separately executed and acknowledged and need not include any statement required by any other section of this title that such instrument has been approved and adopted in accordance with the provisions of such other section.

(f) From and after the validation effective time, unless otherwise determined in an action brought pursuant to § 205 of this title:

(1) Subject to the last sentence of subsection (d) of this section, each defective corporate act ratified in accordance with this section shall no longer be deemed void or voidable as a result of the failure of authorization described in the resolutions adopted pursuant to subsection (b) of this section and such effect shall be retroactive to the time of the defective corporate act; and

(2) Subject to the last sentence of subsection (d) of this section, each share or fraction of a share of putative stock issued or purportedly issued pursuant to any such defective corporate act shall no longer be deemed void or voidable and shall be deemed to be an identical share or fraction of a share of outstanding stock as of the time it was purportedly issued.

(g) In respect of each defective corporate act ratified by the board of directors pursuant to subsection (b) of this section, prompt notice of the ratification shall be given to all holders of valid stock and putative stock, whether voting or nonvoting, as of the date the board of directors adopts the resolutions approving such defective corporate act, or as of a date within 60 days after such date of adoption, as established by the board of directors, at the address of such holder as it appears or most recently appeared, as appropriate, on the records of the corporation. The notice shall also be given to the holders of record of valid stock and putative stock, whether voting or nonvoting, as of the time of the defective corporate act, other than holders whose identities or addresses cannot be determined from the records of the corporation. The notice shall contain a copy of the resolutions adopted pursuant to subsection (b) of this section or the information specified in paragraphs (b)(1)(A) through (E) or paragraphs (b)(2)(A) through (C) of this section, as applicable, and a statement that any claim that the defective corporate act or putative stock ratified hereunder is void or voidable due to the failure of authorization, or that the Court of Chancery should declare in its discretion that a ratification in accordance with this section not be effective or be effective only on certain conditions must be brought within 120 days from the later of the validation effective time or the time at which the notice required by this subsection is given. Notwithstanding the foregoing, (i) no such notice shall be required if notice of the ratification of the defective corporate act is to be given in accordance with subsection (d) of this section, and (ii) in the case of a corporation that has a class of stock listed on a national securities exchange, the notice required by this subsection may be deemed given if disclosed in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to §§ 13, 14 or 15(d) [15 U.S.C. §§ 78m, 77n or 78o(d)] of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, or the corresponding provisions of any subsequent United States federal securities laws, rules or regulations. If any defective corporate act has been approved by stockholders acting pursuant to § 228 of this title, the notice required by this subsection may be included in any notice required to be given pursuant to § 228(e) of this title and, if so given, shall be sent to the stockholders entitled thereto under § 228(e) and to all holders of valid and putative stock to whom notice would be required under this subsection if the defective corporate act had been approved at a meeting other than any stockholder who approved the action by consent in lieu of a meeting pursuant to § 228 of this title or any holder of putative stock who otherwise consented thereto in writing. Solely for purposes of subsection (d) of this section and this subsection, notice to holders of putative stock, and notice to holders of valid stock and putative stock as of the time of the defective corporate act, shall be treated as notice to holders of valid stock for purposes of §§ 222 and 228, 229, 230, 232 and 233 of this title.

(h) As used in this section and in § 205 of this title only, the term:

(1) "Defective corporate act" means an overissue, an election or appointment of directors that is void or voidable due to a failure of authorization, or any act or transaction purportedly taken by or on behalf of the corporation that is, and at the time such act or transaction was purportedly taken would have been, within the power of a corporation under subchapter II of this chapter, but is void or voidable due to a failure of authorization;

(2) "Failure of authorization" means: (i) the failure to authorize or effect an act or transaction in compliance with the provisions of this title, the certificate of incorporation or bylaws of the corporation, or any plan or agreement to which the corporation is a party, if and to the extent such failure would render such act or transaction void or voidable; or (ii) the failure of the board of directors or any officer of the corporation to authorize or approve any act or transaction taken by or on behalf of the corporation that would have required for its due authorization the approval of the board of directors or such officer;

(3) "Overissue" means the purported issuance of:

a. Shares of capital stock of a class or series in excess of the number of shares of such class or series the corporation has the power to issue under § 161 of this title at the time of such issuance; or

b. Shares of any class or series of capital stock that is not then authorized for issuance by the certificate of incorporation of the corporation;

(4) "Putative stock" means the shares of any class or series of capital stock of the corporation (including shares issued upon exercise of options, rights, warrants or other securities convertible into shares of capital stock of the corporation, or interests with respect thereto that were created or issued pursuant to a defective corporate act) that:

a. But for any failure of authorization, would constitute valid stock; or

b. Cannot be determined by the board of directors to be valid stock;

(5) "Time of the defective corporate act" means the date and time the defective corporate act was purported to have been taken;

(6) "Validation effective time" with respect to any defective corporate act ratified pursuant to this section means the latest of:

a. The time at which the defective corporate act submitted to the stockholders for approval pursuant to subsection (c) of this section is approved by such stockholders or if no such vote of stockholders is required to approve the ratification of the defective corporate act, the time at which the board of directors adopts the resolutions required by paragraph (b)(1) or (b)(2) of this section;

b. Where no certificate of validation is required to be filed pursuant to subsection (e) of this section, the time, if any, specified by the board of directors in the resolutions adopted pursuant to paragraph (b)(1) or (b)(2) of this section, which time shall not precede the time at which such resolutions are adopted; and

c. The time at which any certificate of validation filed pursuant to subsection (e) of this section shall become effective in accordance with § 103 of this title.

(7) "Valid stock" means the shares of any class or series of capital stock of the corporation that have been duly authorized and validly issued in accordance with this title.

In the absence of actual fraud in the transaction, the judgment of the board of directors that shares of stock are valid stock or putative stock shall be conclusive, unless otherwise determined by the Court of Chancery in a proceeding brought pursuant to § 205 of this title.

(i) Ratification under this section or validation under § 205 of this title shall not be deemed to be the exclusive means of ratifying or validating any act or transaction taken by or on behalf of the corporation, including any defective corporate act, or any issuance of stock, including any putative stock, or of adopting or endorsing any act or transaction taken by or in the name of the corporation prior to the commencement of its existence, and the absence or failure of ratification in accordance with either this section or validation under § 205 of this title shall not, of itself, affect the validity or effectiveness of any act or transaction or the issuance of any stock properly ratified under common law or otherwise, nor shall it create a presumption that any such act or transaction is or was a defective corporate act or that such stock is void or voidable.

§ 205 Proceedings regarding validity of defective corporate acts and stock

(a) Subject to subsection (f) of this section, upon application by the corporation, any successor entity to the corporation, any member of the board of directors, any record or beneficial holder of valid stock or putative stock, any record or beneficial holder of valid or putative stock as of the time of a defective corporate act ratified pursuant to § 204 of this title, or any other person claiming to be substantially and adversely affected by a ratification pursuant to § 204 of this title, the Court of Chancery may:

(1) Determine the validity and effectiveness of any defective corporate act ratified pursuant to § 204 of this title;

(2) Determine the validity and effectiveness of the ratification of any defective corporate act pursuant to § 204 of this title;

(3) Determine the validity and effectiveness of any defective corporate act not ratified or not ratified effectively pursuant to § 204 of this title;

(4) Determine the validity of any corporate act or transaction and any stock, rights or options to acquire stock; and

(5) Modify or waive any of the procedures set forth in § 204 of this title to ratify a defective corporate act.

(b) In connection with an action under this section, the Court of Chancery may:

(1) Declare that a ratification in accordance with and pursuant to § 204 of this title is not effective or shall only be effective at a time or upon conditions established by the Court;

(2) Validate and declare effective any defective corporate act or putative stock and impose conditions upon such validation by the Court;

(3) Require measures to remedy or avoid harm to any person substantially and adversely affected by a ratification pursuant to § 204 of this title or from any order of the Court pursuant to this section, excluding any harm that would have resulted if the defective corporate act had been valid when approved or effectuated;

(4) Order the Secretary of State to accept an instrument for filing with an effective time specified by the Court, which effective time may be prior or subsequent to the time of such order, provided that the filing date of such instrument shall be determined in accordance with § 103(c)(3) of this title;

(5) Approve a stock ledger for the corporation that includes any stock ratified or validated in accordance with this section or with § 204 of this title;

(6) Declare that shares of putative stock are shares of valid stock or require a corporation to issue and deliver shares of valid stock in place of any shares of putative stock;

(7) Order that a meeting of holders of valid stock or putative stock be held and exercise the powers provided to the Court under § 227 of this title with respect to such a meeting;

(8) Declare that a defective corporate act validated by the Court shall be effective as of the time of the defective corporate act or at such other time as the Court shall determine;

(9) Declare that putative stock validated by the Court shall be deemed to be an identical share or fraction of a share of valid stock as of the time originally issued or purportedly issued or at such other time as the Court shall determine; and

(10) Make such other orders regarding such matters as it deems proper under the circumstances.

(c) Service of the application under subsection (a) of this section upon the registered agent of the corporation shall be deemed to be service upon the corporation, and no other party need be joined in order for the Court of Chancery to adjudicate the matter. In an action filed by the corporation, the Court may require notice of the action be provided to other persons specified by the Court and permit such other persons to intervene in the action.

(d) In connection with the resolution of matters pursuant to subsections (a) and (b) of this section, the Court of Chancery may consider the following:

(1) Whether the defective corporate act was originally approved or effectuated with the belief that the approval or effectuation was in compliance with the provisions of this title, the certificate of incorporation or bylaws of the corporation;

(2) Whether the corporation and board of directors has treated the defective corporate act as a valid act or transaction and whether any person has acted in reliance on the public record that such defective corporate act was valid;

(3) Whether any person will be or was harmed by the ratification or validation of the defective corporate act, excluding any harm that would have resulted if the defective corporate act had been valid when approved or effectuated;

(4) Whether any person will be harmed by the failure to ratify or validate the defective corporate act; and

(5) Any other factors or considerations the Court deems just and equitable.

(e) The Court of Chancery is hereby vested with exclusive jurisdiction to hear and determine all actions brought under this section.

(f) Notwithstanding any other provision of this section, no action asserting:

(1) That a defective corporate act or putative stock ratified in accordance with § 204 of this title is void or voidable due to a failure of authorization identified in the resolution adopted in accordance with 204(b) of this title; or

(2) That the Court of Chancery should declare in its discretion that a ratification in accordance with § 204 of this title not be effective or be effective only on certain conditions,

may be brought after the expiration of 120 days from the later of the validation effective time and the time notice, if any, that is required to be given pursuant to § 204(g) of this title is given with respect to such ratification, except that this subsection shall not apply to an action asserting that a ratification was not accomplished in accordance with § 204 of this title or to any person to whom notice of the ratification was required to have been given pursuant to § 204(d) or (g) of this title, but to whom such notice was not given.

Preliminary Proxy Card, Subject to Completion

VOTE BY INTERNET - www.proxyvote.com
SUNESIS PHARMACEUTICALS, INC. 395 OYSTER POINT BLVD. SUITE 400 SOUTH SAN FRANCISCO, CA 94080

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	E06185-P73623 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

Preliminary Proxy Card, Subject to Completion VOTE BY INTERNET - www.proxyvote.com SUNESIS PHARMACEUTICALS, INC. 395 OYSTER POINT BLVD. SUITE 400 SOUTH SAN FRANCISCO, CA 94080 Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E06185-P73623 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY SUNESIS PHARMACEUTICALS, INC. For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. The Board of Directors recommends you vote FOR the following: Vote on Directors 1. To elect the two nominees for director named below to hold office as Class I members of the Board of Directors until the 2021 annual meeting of stockholders. Nominees: 01) Steve R. Carchedi 02) Dayton Misfeldt The Board of Directors recommends you vote FOR the following proposal: For Against Abstain 2. To approve, on an advisory basis, the compensation of our named executive officers. The Board of Directors recommends you vote FOR the following proposal: For Against Abstain 3. To ratify the filing and effectiveness of the certificate of amendment to our amended and restated certificate of incorporation filed with the Secretary of State of the State of Delaware on September 7, 2016 and the one for six reverse stock split of our common stock that was effected thereby. The Board of Directors recommends you vote FOR the following proposal: For Against Abstain 4. To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of Sunesis for the year ending December 31, 2018. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

SUNESIS PHARMACEUTICALS, INC.		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

The Board of Directors recommends you vote FOR the following:		☐	☐	☐
1.	Vote on Directors To elect the two nominees for director named below to hold office as Class I members of the Board of Directors.

Nominees:

01) Steve R. Carchedi
02) Dayton Misfeldt

The Board of Directors recommends you vote FOR proposal 2, 3, and 4.						For	Against	Abstain

2.	To approve, on an advisory basis, the compensation of our named executive officers.					☐	☐	☐

3.

To ratify the filing and effectiveness of the certificate of amendment to our amended and restated certificate of incorporation filed with the Secretary of State of the State of Delaware on September 7, 2016 and the one for six reverse stock split of our common stock that was effected thereby.

						☐	☐	☐

4.	To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of Sunesis for the year ending December 31, 2018.					☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]			Date		Signature (Joint Owners)		Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice of Meeting, Annual Report on Form 10-K and Proxy Statement are available at www.proxyvote.com.

E06186-P73623

SUNESIS PHARMACEUTICALS, INC. Annual Meeting of Stockholders June 6, 2018 11:00 A.M. (Pacific) This proxy is solicited by the Board of Directors

The undersigned stockholder of SUNESIS PHARMACEUTICALS, INC., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and proxy statement for the 2018 Annual Meeting of Stockholders of Sunesis Pharmaceuticals, Inc., and hereby appoints Dayton Misfeldt and William P. Quinn, as proxies and attorneys-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2018 Annual Meeting of Stockholders of Sunesis Pharmaceuticals, Inc. to be held on Wednesday, June 6, 2018 at 11:00 A.M. local time, at 395 Oyster Point Boulevard, Suite 400, South San Francisco, California 94080, and at any and all adjournments, continuations or postponements thereof, and to vote all shares of common stock which the undersigned would be entitled to vote, if personally present, on the matters set forth on the reverse side and, in accordance with their discretion, on any other business that may come before the meeting, and revokes all proxies previously given by the undersigned with respect to the shares covered hereby.

If you return your signed proxy card to us or otherwise vote before the Annual Meeting, we will vote the shares as you direct. If you are a stockholder of record, all shares represented by valid proxies (and not revoked before they are voted) will be voted at the Annual Meeting as follows, unless there are different instructions on the proxy: FOR the election of the two directors nominated by the Board of Directors as Class I directors to serve until the 2021 Annual Meeting of Stockholders (Proposal No. 1); FOR, to approve on an advisory basis, the compensation of our named executive officers, as disclosed in the proxy statement (Proposal No. 2); FOR the ratification of the filing and effectiveness of the certificate of amendment to our amended and restated certificate of incorporation filed with the Secretary of State of the State of Delaware on September 7, 2016 and the one for six reverse stock split of our common stock that was effected thereby (Proposal No. 3); FOR the ratification of the selection of Ernst & Young LLP as the independent registered public accounting firm of Sunesis for the year ending December 31, 2018 (Proposal No. 4); and at the proxyholder’s discretion, on such other matters, if any, that may come before the Annual Meeting.

Continued and to be signed on reverse side